A BILL ENTITLED

THE MINES AND MINERALS ACT, 2009

ARRANGEMENT OF SECTIONS

Section No.

PART I                      -           PRELIMINARY
1.	Interpretation.

PART II                      -           OWNERSHIP OF MINERALS
2.	Ownership of minerals.

PART III                      -           ADMINISTRATION
3.	Minister to be responsible for administration of Act.
4.	Director to be responsible for implementation of Act.
5.	Duties of the Director.
6.	Powers of Director and authorised officers.
7.	Execution and delegation of functions of the Director.
8.	Duties and powers of the Director of Geological Survey.
9.	Execution and delegation of functions of the Director of Geological Survey.
10.	Authorised officers.
11.	Establishment of Minerals Advisory Board.
12.	Responsibilities of the Board.
13.	Meetings of the Board.
14.	Power to co-opt.
15.	Disclosure of interest.
16.	Annual Report.
17.	Obstruction of Directors or authorised officers.
18.	Indemnity of officers.
19.	Minister and officers prohibited from acquiring mineral rights, etc.
20.	Prohibition against the disclosure of information.

PART IV                      -           ACQUISITION OF MINERAL RIGHTS
21.	Acquisition of mineral rights.
22.	Types of mineral rights.
23.	Form and content of mineral rights.
24.	Power of the Minister to authorise mineral investigations.
25.	Acquisition of mineral rights by public tender.
26.	Restrictions on grant of mineral rights.
27.	Priority of applications.
28.	Applications for mineral rights.
29.	Information, time etc, for disposal of application.
30.	Areas designated for artisanal and small-scale mining licences.
31.	Restriction on exercise of rights.

PART V                      -           MINERAL RIGHTS AND SURFACE RIGHTS
32.	Restrictions on exercise of rights under a mineral right.
33.	Right to graze stock and cultivate land.
34.	Acquisition of exclusive surface rights by holder of a large-scale mining licence.
35.	Compensation for disturbance of rights, etc.
36.	Compulsory acquisition of private land.
37.	Compensation for compulsory acquisition of land.
38.	Right to resettlement.

PART VI                      -           REGISTRATION, RECORDS AND CADASTRE
39.	Mining Cadastre Office.
40.	Mining cadastre.
41.	Registration of applications.
42.	Registration of licence granting a mineral right.
43.	Memorials to be made in register of mineral rights.
44.	Registered licence is conclusive evidence.
45.	Prior registers.
46.	Cadastral survey map.
47.	Evidentiary provision.
48.	Confidential reports.
49.	Public access.

PART VII	-	SURRENDER, SUSPENSION AND CANCELLATION OF MINERAL RIGHTS
50.	Withdrawal of application for mineral rights.
51.	Surrender of area covered by mineral right.
52.	Temporary suspension order.
53.	Suspension and cancellation of mineral rights.
54.	Assets on termination of mineral right.
55.	Delivery of documents on termination of mineral rights.

PART VIII                      -           RECONNAISSANCE LICENCES
56.	Eligibility for reconnaissance licence.
57.	Application for reconnaissance licence.
58.	Disposal of application for reconnaissance licence.
59.	Restriction on grant of reconnaissance licence.
60.	Notice of decision on application for reconnaissance licence.
61.	Contents of reconnaissance licence.
62.	Size of reconnaissance licence area.
63.	Duration and renewal of reconnaissance licence.
64.	Rights of holder of reconnaissance licence.
65.	Obligations of holder of reconnaissance licence.
66.	Status of reconnaissance licence on application for or grant of large-scale mining licence.
67.	Amendment of programme of reconnaissance operations.
68.	Transfer of reconnaissance licence.

PART IX                      -           EXPLORATION LICENCES
69.	Eligibility for exploration licence.
70.	Application for exploration licence.
71.	Disposal of application for exploration licence.
72.	Notice of decision on application for exploration licence.
73.	Restriction on grant of exploration licence.
74.	Contents of exploration licence.
75.	Size of exploration licence area.
76.	Duration and renewals of exploration licence.
77.	Rights of holder of exploration licence.
78.	Obligations of holder of exploration licence.
79.	Ancillary rights of holder of exploration licence.
80.	Status of exploration licence on application for or grant of mining licence.
81.	Status of exploration licence areas.
82.	Amendment of programme of exploration operations.
83.	Transfer of exploration licence.

PART X -	ARTISANAL MINING LICENCES
84.	Eligibility for artisanal mining licences.
85.	Application for artisanal mining licence.
86.	Disposal of applications for artisanal mining licences.
87.	Restriction on grant of artisanal mining licence.
88.	Contents of artisanal mining licence.
89.	Size of artisanal licence mining area.
90.	Duration and renewal of artisanal mining licences.
91.	Rights and duties of holders of artisanal mining licences.
92.	Revocation of artisanal mining licences.
93.	Notice to remedy dangerous or defective mining operations.
94.	Transfer of mining artisanal licences.

PART XI	-	SMALL-SCALE MINING LICENCES
95.	Eligibility for small-scale mining licences.
96.	Application for small-scale mining licence.
97.	Disposal of applications for small-scale mining licences.
98.	Restriction on grant of small-scale mining licence.
99.	Contents of small-scale mining licence.
100.	Size of small-scale licence mining area.
101.	Duration and renewal of small-scale mining licences.
102.	Rights and duties of holders of small-scale mining licences.
103.	Revocation of small-scale mining licences.
104.	Notice to remedy dangerous or defective mining operations.

PART XII                      -           LARGE-SCALE MINING LICENCES
105.	Eligibility for large-scale mining licences.
106.	Application for large-scale mining licence.
107.	Disposal of application for large-scale mining licence.
108.	Restriction on grant of large-scale mining licence.
109.	Notice of decision on application for large-scale mining licence.
110.	Contents of large-scale mining licence.
111.	Duration of large-scale mining licence.
112.	Renewal of large-scale mining licences.
113.	Amendment of programme of operations of large-scale mining licence.
114.	Rights of holders of large-scale mining licences.
115.	Obligations of holders of large-scale mining licences.
116.	Wasteful mining and treatment practices.
117.	Co-ordination of mining operations.
118.	Termination, suspension or reduction of production.
119.	Transfer of large-scale mining licences.

PART XIII                      -           RADIOACTIVE MINERALS
120.	Provisions relating to radioactive minerals.
121.	Notification of discovery of radioactive minerals.
122.	Report of operation related to radioactive minerals.
123.	Export or disposal of radioactive minerals.
124.	Offences against this Part.

PART XIV                      -           DREDGING FOR MINERALS
125.	Provisions relating to dredging for minerals.
126.	Dredging permit required.
127.	Additional information relating to dredging.
128.	Application for dredging permit.
129.	Cancellation of dredging permits.
130.	Non-compliance deemed as contravention.

PART XV                      -           PROTECTION OF THE ENVIRONMENT
131.	Protection of natural resources to be taken into account.
132.	General duty to protect environment and minimize pollution.
133.	Environmental impact assessment.
134.	Annual environmental report.
135.	Diversion of watercourse.
136.	Rehabilitation of damaged areas.
137.	Direction to comply with conditions of mineral rights for protection of the environment.

PART XVI                      -           COMMUNITY DEVELOPMENT
138.	General obligation to promote community development.
139.	Where community development agreement is required.
140.	Content of community development agreement.
141.	Approval of community development agreement.

PART XVII                      -           HEALTH AND SAFETY
142.	Duty of holders of mineral right to ensure safety of workers.
143.	Duties of workers at mines.
144.	Rights of workers at mines.
145.	Protection from discrimination.
146.	Duty to report accidents.
147.	Health and safety regulations.

PART XVIII                                -           FINANCIAL
148.	Royalties.
149.	Exemption from payment of royalties.
150.	Provisional royalties.
151.	Prohibition on disposal of minerals.
152.	Annual charge in respect of mineral rights.
153.	Submission of financial agreements.
154.	Arms-length sales.
155.	Separate accounting for large-scale mining licences.
156.	Security for compliance.
157.	Recovery of royalties, taxes, duties, etc.
158.	Minister may require information.
159.	Transparency in the extractive industry.
160.	Duty to report revenue payments to Government.
161.	Definitions.
162.	Government equity participation.

PART XIX                       -           MISCELLANEOUS
163.	Preference for Sierra Leone products.
164.	Employment and training of Sierra Leone citizens.
165.	Removal of minerals.
166.	Preservation of samples and cores.
167.	Discovery of precious minerals.
168.	Unlawful possession of precious minerals.
169.	Smuggling of precious minerals.
170.	Miscellaneous offences.
171.	Offences in relation to registration.
172.	Failure to deliver documents.
173.	General penalty.
174.	Liability of employer for offences committed by his servants.
175.	Review of decision of Minister.

PART XX                       -           REGULATIONS
176.	Regulations.
177.	Power of Minister to make special regulations with regards to precious minerals.

PART XXI                       -           REPEAL AND SAVINGS
178.	Repeal and savings.

A BILL ENTITLED

Short title.                                           The Mines and Minerals Act, 2009

Being an Act to consolidate and amend the law on mines and minerals; to promote local and foreign investment in the mining sector by introducing new and improved provisions for exploration, mine development and marketing of minerals and mineral secondary processing for the benefit of the people of Sierra Leone; to ensure that management of the minerals sector is transparent and accountable in accordance with international best practice; to promote improved employment practices in the mining sector; to improve the welfare of communities adversely affected by mining; to introduce measures to reduce the harmful effects of mining activities on the environment and to provide for other related matters.

Date of                                                                                                [                                ]
commencement.

Enacted by the President and Members of Parliament in this present Parliament assembled.

Part I – PRELIMINARY

Interpretation.	1.	In this Act, unless the context otherwise requires –

“annual charge” means the annual charge payable by the holder of a mineral right under section 152;

“artisanal mining licence” means an artisanal mining  licence granted under section 86;

“artisanal mining licence area” means an area that is subject to an artisanal mining licence;

“artisanal mining operations” means mining operations that does not exceed a depth of ten metres;

“associated minerals” means any mineral which occurs in mineralogical association with, and in the same ore deposit as the primary mineral being mined, where it is physically impossible to mine the primary mineral without also mining the mineral associated therewith;

“authorised officer” means a person designated as such under section 10;

“body corporate” means a company or corporation;

“capital” means all cash contributions, plant, machinery, equipment, buildings, spare parts, raw materials, working capital and other business assets other than good will;

“community development agreement” means a community development agreement approved under section 141;

Act No. 3                                 “company” means a body corporate incorporated or
of 2009                                           registered under the Companies Act 2009;

“continental shelf” means that part of the seabed and subsoil of the submarine area adjacent to the coast of Sierra Leone but outside territorial waters over which the Republic is entitled by law to exercise sovereign rights for the purpose of exploring and exploiting natural resources;

“court” means any duly constituted court other than a local court;

“declared area” means an area declared for licensing of artisanal and small-scale mineral operations under section 30;

“Director” means the Director of Mines referred to under section 4;

“discovery” means a discovery of a mineral deposit or a discovery of a mineral or group of minerals occurring in quantities or circumstances that indicate the presence of a mineral deposit;

“dredging permit” means a dredging permit granted by the minister under section 126;

“environmental impact assessment” means an
Act No. 11                                 environmental impact assessment fulfilling all
of 2008	requirements of this Act and the Environment Protection Agency Act, 2008;

“environmental management programme” means a plan
Act No. 11                                meeting all requirements of this Act and the Environment of 2008 Protection Agency Act, 2008;

“exploration licence” means an exploration licence granted by the Minister under section 71;

“exploration licence area” means an area that is subject to an exploration licence;

“exploration operations” means operations carried out to explore;

“explore” means intentionally to search for minerals and mineral deposits and includes operations to test, the mineral bearing qualities of the land, define the extent and determine the economic value of mineral deposits;

“excavation” means any trench, pit, shaft or other open working;

“Government” means the Government of Sierra Leone;

“holder” in relation to a mineral right means the holder of a mineral right in whose name the mineral right is registered under this Act;

“land” includes land beneath water, the seabed and sub- soil;

“large-scale mining” means the intentional winning of minerals in mechanised operations exceeding twenty metres in depth or involving the sinking of shafts, driving of adits or other various underground openings exceeding twenty meters.

“large-scale mining licence” means a large-scale mining licence granted by the Minister under section 107;

“large-scale mining licence area” means an area that is subject to a large-scale mining licence;

Act No. 1                                 “local council” means a local council established under the
of 2004                                           Local Government Act, 2004;

“mine” when used as a noun, means any place, excavation or working or by which any operation connected with mining is carried on together with all buildings, premises, erections and appliances belonging or appertaining to it, above and below the ground, for the purpose of winning, treating or preparing minerals, obtaining or extracting any mineral or metal by any mode or method or for the purpose of dressing mineral ores, and includes a quarry where minerals are mined;

“mine” when used as a verb, means intentionally to win minerals and includes any operations directly or indirectly necessary for or incidental to mining operations;

“mineral” means any substance, whether in solid, liquid or gaseous form, occurring naturally in or on the earth, in or under the water or in mine residue deposits and having been formed by or subjected to a geological process including sand, stone, rock, gravel and clay, as well as soil but excludes water, natural oil, petroleum, topsoil and peat;

“mineral product” means a substance derived from an ore by mining or processing;

“mineral right” means a right to explore for or to mine minerals by holding a valid reconnaissance licence, exploration licence, artisanal mining licence, small-scale mining licence, or large-scale mining licence, as the context requires;

“mining area” includes an artisanal mining licence area, small-scale mining licence area, or a large-scale mining licence area, as the context requires;

“mining cadastre” means the mining cadastre referred to under section 40;

“Mining Cadastre Office” means the Mining Cadastre Office established under section 39;

“mining operations” means operations carried out in the course of mining;

“Minister” means the Minister responsible for mineral resources;

“ore” means a natural aggregate of one or more minerals which may be mined and sold at a profit or from which some part may be profitably extracted;

“person” includes any company or association or body of persons corporate or unincorporated;

“precious mineral” includes-

(a)	precious stones, namely amber, amethyst, beryl, cat’s eye, chrysotile, diamond, emerald, garnet, opal, ruby, sapphire, turquoise and all other substances of a similar nature to any of them;

(b)	precious metals, namely gold, silver, platinum, iridium, or ores containing any of these metals provided that they are in commercially recoverable or payable quantities;

“prescribed” means prescribed by regulations made under this Act;

“programme of mining operations” means such a programme approved on the grant of a small-scale or large-scale mining licence and includes any amendments made to it under this Act;

“prospecting licence” means a prospecting licence granted
Act No. 5                                 by the Minister under section 39 of the Mines and Minerals of 1994 Act 1994;

“radioactive mineral” means a mineral which contains by weight at least one twentieth of one percent (0.05 per centum) of uranium or thorium or any combination of it, and includes but is not limited to,

(a)	monazite sand and other ore containing thorium; and

(b)	carnotite, pitchblende and other ores containing uranium;

“reconnaissance licence” means a reconnaissance licence granted by the Minister under section 58;

“reconnaissance licence area” means an area that is subject to a reconnaissance licence;

“reconnaissance operations” means operations and works to carry out the search for mineral resources by geophysical surveys, geochemical surveys, photo-geological surveys or other remote sensing techniques and non-invasive surface geology in connection therewith, but excludes drilling and excavations;

“register of mineral rights applications” means the mining cadastre register of mineral rights applications referred to under section 40;

“register of mineral rights” means the mining cadastre register of mineral rights referred to under section 40;

“regulations” means regulations made under sections 177 and 178 of this Act;

“rehabilitation” means the restoration to the satisfaction of the Director of the reconnaissance licence area, exploration licence area, or mining area in accordance with the environmental management programme to, as far as is practicable, its natural state or to a safe, stable, predetermined condition and end use which is compatible with a healthy environment and with the principle of sustainable development;

“Republic” means the Republic of Sierra Leone;

“small-scale mining” means the intentional winning of minerals in mechanised operations not exceeding twenty metres in depth or involving the sinking of shafts, driving of adits, or other various underground openings;

“small-scale mining licence” means a small-scale mining licence granted by the Minister under section 97;

“surrender”  means the giving up of all or a portion of a mineral right;

“small-scale mining licence area” means an area that is subject to a small-scale mining licence;

“termination” means the lapse of a mineral right by expiry of time, surrender or cancellation; and where the surrender or cancellation is in respect of part only of the area covered by the mineral right, then the mineral right shall be deemed to have been surrendered or cancelled in respect of that surrendered or cancelled area;

“tributer” means a person who directly or indirectly is permitted to win minerals receiving in return for the minerals so won remuneration paid directly or indirectly by the person who permitted him to win the minerals;

“work for profit” means producing a mineral  product for use or sale.

PART II          -        OWNERSHIP OF MINERALS

Ownership                                           2.           (1)           All rights of ownership in and control of minerals
of minerals.
in, under or upon any land in Sierra Leone and its continental shelf are vested in the Republic not withstanding any right of ownership or otherwise that any person may possess in and to the soil on, in or under which minerals are found or situated.

(2)            The Minister shall ensure in the public interest that the mineral resources of Sierra Leone are investigated and exploited in the most efficient effective and timely manner.

PART III             –           ADMINISTRATION

Minister to be                                     3.           Subject to this Act, the Minister shall be responsible for responsible for the general administration of this Act.
administration
of Act.

Director tobe responsible                4.           Subject to section 3, the Director of Mines shall beresponsible for the implementation of this Act.
for implementation
of Act.

Duties of the                                        5.           The duties of the Director shall include-
Director.
(a)	promoting and facilitating the effective and efficient management and the development of mineral resources;

(b)	exercising regulatory administration and supervision over all reconnaissance, exploration, and mining operations;

(c)	determining that all conditions relating to mineral rights and the requirements of this Act are complied with;

(d)	making lawful orders that are necessary to enable him to effectually perform the functions and duties imposed upon him under this Act;

(e)	maintaining a Mining Cadastre Office and mining cadastre;

(f)	approving reconnaissance, exploration and mining work programmes;

(g)	preparing reports (including an annual report) and other records, and providing data to the public, subject to any confidentiality restrictions;

(h)	taking custody of any minerals resources declared by any court to be forfeited to the Government;

(i)	with the prior approval of the Minister, disposing of any mineral resources forfeited to the Government;

(j)	carrying out investigations and inspections necessary to ensure compliance with the provisions of this Act; and

(k)	advising holders of mineral rights on proper and safe mining methods.

Powers of                                             6.           (1)           The Director or an authorised officer may, at all reasonable times, enter upon any land, reconnaissance licence area, exploration licence area, mining area or mine, or any premises or
Director                                             workings thereon or thereunder, for the purpose of-
and
authorised
officers.
(a)	generally inspecting such area, premises or workings and examining reconnaissance, exploration, or mining operations or the treatment of minerals being carried out thereat;

(b)	ascertaining whether the provisions of this Act are being complied with;

(c)	taking soil samples or specimen of rocks, ore, concentrates, tailings or minerals situated upon such area, premises or workings for the purpose of examination or assay;

(d)
examining books, accounts, vouchers, documents or records of any kind required to be kept under this Act, regulations made under it or the terms and conditions of any mineral right, permit or licence and taking copies of such books, accounts, vouchers, documents or records; or

(e)	obtaining such other information as he may deem necessary.

(2)           The Director or an authorised officer may, with respect to the health and safety of persons employed by a holder of a mineral right, issue directions in writing to and impose restrictions, including temporarily suspending any mining operation, on the holder or any person so employed.

(3)           In exercising the powers under subsection (1), the Director or an authorised officer shall ensure that as little damage or inconvenience as possible is caused to the owner or lawful occupier of the land in respect of which the powers are exercised.

Execution and                                      7.              (1)           Where the Director is, due to absence or inability to act, illness or other cause, unable to exercise and perform the functions of
delegation of  functions of                                his office, the next  most senior officer within the Department of Mines shall exercise and perform the functions of the Director during such absence or inability.
the Director.
(2)           The Director may, subject to the approval of the Minister, delegate any of his functions and duties to such public officer in the Department of Mines as the Director may deem fit.

Duties andpowers of the                   8.              (1)           The duties of the Director of Geological Survey shall include-
Director of
Geological                                                                    (a)           the giving of advice to the Minister on all  geological matters;
Survey.
(b)	the undertaking of the geological mapping of Sierra Leone;

(c)	the undertaking of reconnaissance and exploration operations with a view to locating mineral deposits;

(d)	the compilation, publication and dissemination of data and information concerning the geology and mineral resources of Sierra Leone; and

(e)	the maintenance of such laboratory, library and record facilities as may be necessary for the discharge of his functions.

(2)           For the purposes of performing his duties, the Director of Geological Survey may-

(a)	enter any reconnaissance, exploration, artisanal mining, small-scale mining or large-scale mining licence area;

(b)
take soil samples or specimen of rocks, ore, concentrates, tailings or minerals situated in any reconnaissance, exploration, artisanal mining, small-scale mining or large-scale mining licence area for the purpose of examination or assay;

(c)	break up the surface of the land for the purpose of ascertaining the rocks or minerals within or under them;

(d)	dig up any land and fix any post, stone, mark or object to be used in the survey of such land; and

(e)
enter into or upon any land through which it may be necessary to pass for the purpose of carrying out surveys but in the case of a sacred bush any such entry shall be with the permission of the local authority concerned.

Execution and                                     9.               (1)           Where the Director of Geological Survey is, due to absence or inability to act, illness or other cause, unable to exercise and
delegation of  functions of                                                   perform the functions of his office, the next most senior officer within    of the Department of Geological Survey shall exercise and perform the
the Director Geological  Survey.                                      functions of the Director of Geological Survey during such absence or  inability.

(2)           The Director of Geological Survey may, subject to the approval of the Minister, delegate any of his functions and duties to such public officer in the Ministry as the Director may deem fit.

Authorised	10.	The Director may, by notice in the Gazette, designate any
officers.	public officer to be an authorised officer for the purpose of all or any of the provisions of this Act.

Establishment                                     11.            (1)           There is hereby established a body to be known as the Minerals Advisory Board.
of Minerals   Advisory
Board.                                                                    (2)           The Minerals Advisory Board shall be consist of-

(a)	a Chairman, who shall be a person knowledgeable and experienced in minerals and the mining sector;

(b)           the Director of Mines;

(c)           the Director of Geological Survey;

(d)	the Commissioner-General of the National Revenue Authority;

(e)	a representative of the Attorney-General and Minister of Justice;

(f)	a representative of the Ministry responsible for local government;

(g)	a representative of the Ministry responsible for the environment;

(h)	the Permanent Secretary of the Ministry responsible for mineral resources; and

(i)	two persons with considerable qualifications and experience in the mining industry generally.

(3)           The Chairman shall be appointed by the President on the recommendation of the Minister on such terms and conditions as may be stated in his letter of appointment.

(4)           Other members of the Minerals Advisory Board shall be appointed by the Minister on the recommendation of the Sierra Leone Institution of Engineers on such terms and conditions as may be stated in their letters of appointment.

(5)           The Chairman and other members of the Minerals Advisory Board who are not ex-officio members shall hold office for a period not exceeding three years and shall be eligible for re-appointment.

(6)           A person shall cease to be a member of the Minerals Advisory Board on any of the following grounds-

(a)	for his inability to perform the functions of his office by reason of infirmity of mind or body;

(b)	for proven misconduct;

(c)	if he becomes bankrupt or insolvent;

(d)	if he is convicted of an offence involving fraud or dishonesty; or

(e)	if he resigns his office by written notice to the Minister.

(7)           The Director of Mines shall be the Secretary of the Minerals Advisory Board.

Responsibilities                                 12.            The Minerals Advisory Board shall be responsible for-
of the Board.
(a)	advising the Minister on matters relating to minerals including reconnaissance and, exploration for, mining, processing, import and export and marketing of minerals;

(b)	formulating recommendations of national policy on exploration for and exploitation of mineral resources with special reference to establishing priorities having due regard to the economy;

(c)	advising the Minister on matters of the environment as they relate to mining;

(d)	monitoring the implementation of every Government policy relating to minerals and reporting on it to the Minister;

(e)
advising the Minister on granting of applications, and renewing, suspending, transferring and cancelling licences, where such Minerals Advisory Board participation is specifically provided for in the provisions of this Act;

(f)	certifying mineral rights applications, where such Minerals Advisory Board certification is specifically provided for in the provisions of this Act;

(g)	securing a firm basis of comprehensive data collection on national mineral resources and the technologies of reconnaissance, exploration and exploitation for decision making;

(h)	reviewing the provisions of this Act and regulations made hereunder and making recommendations to the Minister as may be considered necessary;

(i)	such other functions as set out in this Act; and

(j)	such other functions as the Minister may assign to it.

Meetings                                             13.             (1)           The Minerals Advisory Board shall meet for the
of the Board.
dispatch of business at such times and in such places as the Chairman may determine but shall meet as frequently as necessary to respond to the time limits for dealing with an application for a mineral right and in any event meet at least quarterly.

(2)           Subject to this Act, the Minerals Advisory Board shall regulate its own procedure.

(3)           The quorum at any meeting of the Minerals Advisory Board shall be six or two-thirds of appointed members.

(4)           The Chairman shall preside at every meeting of the Minerals Advisory Board where he is present and in his absence, the other members of the Board present shall appoint one of their number to preside.

(5)           Questions before the Minerals Advisory Board shall be decided by a majority of the members present and voting and in the event of an equality of votes, the Chairman or the person presiding shall have a casting vote.

(6)           The validity of any proceedings of the Minerals Advisory Board shall not be affected by any vacancy in its membership or any defect in the appointment of any of its members.

Power to                                               14.           (1)           The Minerals Advisory Board may co-opt one or
co-opt.	more persons from a locality for its deliberations on or assessment of, an application for a mineral right over land situated in that locality.

(2)           Subject to subsection (1), the Minerals Advisory Board may co-opt any person or persons to act as adviser or advisers at any of its meetings, as it may deem necessary.

(3)           Any person co-opted pursuant to this section shall take part in the deliberations of the Minerals Advisory Board but shall not be entitled to vote.

Disclosure	15.	(1)	A member of the Minerals Advisory Board who
of interest.
has any interest, direct or indirect, in any matter to be considered by the Board, shall disclose the nature of his interest to the Board and such disclosure shall be recorded in the minutes of the Board and that member shall not take part in any deliberation or decision of the Board relating to that matter.

(2)           A member who contravenes subsection (1) shall be guilty of misconduct and liable to be removed from the Minerals Advisory Board.

Annual	16.	(1)	The Minerals Advisory Board shall, not later than
report.	ninety calendar days after the end of each year, submit to the Minister an annual report dealing generally with the activities and the operations of the Board within that year, including-

(a)	the number of mineral rights granted, renewed or cancelled during that year and the Board’s recommendations and certifications, where required by this Act, in respect thereof; and

(b)	recommendations of national policy for the ensuing year on exploration for and exploitation of mineral resources.

(2)           The Minerals Advisory Board shall also submit to the Minister such other reports on its activities as the Minister may, in writing request from time to time.

(3)           The Minister shall, as soon as possible after receiving the annual report submit to Cabinet, a copy of the report with such statement as he may deem necessary, not later than three months after the end of the year to which the report relates and the President shall as soon as possible but not later than one month after the receipt of the report, cause the report to be laid before Parliament.

Obstruction                                        17.             Any person who, without reasonable excuse, hinders or
of Directors                                 obstructs the Director of Mines, or the Director of Geological Survey,
or authorised	or any authorised officer or person from carrying out any of his officers.
functions under this Act commits an offence and shall be liable on summary conviction to a fine not less than five hundred United States Dollars, or its equivalent in leones or to imprisonment for a term not exceeding twelve months or to both such fine and imprisonment.

Indemnity                                            18.           The Director of Mines, the Director of Geological
of officers.	Survey, and	an authorised officer or person shall not be liable for anything done, or omitted to be done, in good faith in the performance of any function vested in or delegated to him by or under this Act.

Minister                                              19.           (1)           No public officer shall directly or indirectly,
and officers                                 acquire any right or interest in any mineral right and any document or prohibited transaction purporting to confer any right or interest in any such
from acquiring                                officer shall be null and void.
mineral rights,
etc.	(2)
Subject to subsection (3), no public officer shall own or retain any shares in a company carrying on reconnaissance, exploration or mining operations, or the import, export or marketing of minerals in Sierra Leone.

                               (3)           Where an officer is at the assumption of the functions of his office, the holder of shares in such company as is mentioned in subsection (2), the officer shall divest himself from such right or interest or dispose of the shares within ninety calendar days after assumption of office.

(4)           An officer who contravenes this section commits an offence and shall be liable on conviction to a fine not less than two thousand United States Dollars or its equivalent in leones or to a term of imprisonment not exceeding twelve months or to both such fine and imprisonment.

(5)           For the purposes of this section, “officer” means a public officer for the time being engaged in the administration of this Act.

Prohibition                                          20.           (1)            Information obtained under this Act shall not be
against the	disclosed to any person who is not an official engaged in the
disclosure of	administration of this Act or	member of the Minerals Advisory Board
information.	without the prior written authorization of the licence holder except to the extent necessary-

(a)	for or in connection with the administration of this Act;

(b)	for or in connection with the preparation of statistics by or on behalf of Government; or

(c)           for the purpose of any legal proceedings.

(2)           An authorized officer or Board member of the Minerals Advisory Board shall not for the purpose of his personal gain, use information disclosed under this Act that comes to his attention in the course of, or by reason of his employment or membership.

(3)           Any person, authorized official, or member of the Minerals Advisory Board who contravenes the provisions of subsections (1) or (2) commits an offence and shall be liable on conviction-

(a)
in the case of an individual to a fine not less than two thousand United States Dollars, or its equivalent in leones or to imprisonment for a term not exceeding twelve months or to both such fine and imprisonment; and

(b)	in the case of a body corporate, to a fine not less than ten thousand United States Dollars, or its equivalent in leones.

(4)           An authorised officer shall ensure that the security of an unpatented process or a process upon which research work is being carried out by the holder of mineral right is not endangered or compromised as a result of an inspection by the authorised officer.

PART IV                      -           ACQUISITION OF MINERAL RIGHTS

Acquisition                                         21.            (1) Subject to this Act, the right to explore for, to retain,
of mineral                                to mine and to market minerals may be acquired and held under and in
rights.                                accordance with a mineral right granted under this Act notwithstanding any rightof ownership or otherwise that any person may possess to the soil on whichminerals are found or situated.

(2)           No person shall explore for or mine minerals except under and in accordance with a mineral right granted under this Act.

(3)	Any person who contravenes subsection (2) commits an offence and is liable on conviction-

(a)
in the case of an individual, to a fine not less than one thousand United States Dollars, or its equivalent in leones, or to imprisonment for a term not exceeding two years or to both such fine and imprisonment; and

(b)	in the case of a body corporate, to a fine not less than twenty thousand United States Dollars, or its equivalent in leones.

(4)
The court before which a person is convicted under subsection (3) may order the forfeiture of all minerals obtained by that person or if the minerals cannot be forfeited, of such sum of money as the court shall assess as the value of the minerals, and any minerals so forfeited shall be sold and the proceeds of such sales shall be paid into the Consolidated Fund.

Types of                                               22.           The following mineral rights may be granted under this Act-
mineral rights.
(a)           a reconnaissance licence;

(b)           an exploration licence;

(c)           an artisanal mining licence;

(d)	a small-scale mining licence; and

(e)	a large-scale mining licence.

Form and                                             23.             (1)           A mineral right shall be in such form as may be
content of  prescribed.
mineral
rights.                                                                    (2)           A mineral right shall specify-

(a)	the date of the grant of the mineral right and the period for which it is granted;

(b)	a description of the area over which it is granted; and

(c)	the conditions on which it is granted.

Power of the	24.	Notwithstanding the provisions of this Act, the Minister
Minister to	may, in the public interest and subject to such conditions as he may
authorise	determine, authorise any person to undertake non-commercial
mineral	investigations into the geological or mineral resources of Sierra Leone.
investigations.

Acquisition of                                     25.             (1)           Notwithstanding any provisions of this Act to the
mineral rights                                          contrary, the Minister may by notice in the Gazette and in a local
by public tender.                                       newspaper designate any area in which minerals have been discovered by a Government survey, as an exploration area or mining area.

(2)           Where an area is designated as an exploration or mining area under subsection (1), the Minister shall not award any mineral rights to any person in respect of such area except by way of public tender.

Restrictions	26.	No mineral right shall be granted to-
on grant of
mineral rights.	(a)	an individual who-

(i)	is under the age of 18 years;

(ii)	is not a citizen of Sierra Leone or has not been ordinarily resident in Sierra Leone for a period of ten years immediately preceding his application for a mineral right;

(iii)	is an un-discharged bankrupt, having been adjudged or otherwise declared bankrupt under any written law, or enters into any arrangement or scheme of composition with his creditors; or

(iv)	has been convicted of an offence involving fraud or dishonesty;

(b)	a co-operative society which is not registered in accordance with the laws of Sierra Leone;

(c)	a body corporate-

(i)           which is not registered or
incorporated under                                under the Companies Act; or

(ii)	which is in liquidation other than a liquidation which forms part of a scheme for the reconstruction or amalgamation of such body corporate;

(iii)	in respect of which an order has been made by a court of competent jurisdiction for its winding up or dissolution;

(iv)	which has made a composition or arrangement with its creditors;

(v)	which has among its shareholders any shareholder who holds at least a ten percent share of the company or a director, who would be disqualified in terms of subparagraphs (i) or (iv) of paragraph (a).

Priority of                                           27.             Subject to this Act, where two or more applicants, not
applications.
acting together, each make an application for the grant of any mineral right over the same area or over an overlapping area, the person whose application was first registered in the registry of mineral rights applications shall be considered for the grant of a mineral right in priority to the other applicants.

Applications                                       28.             (1)           Subject to subsection 2, an application for a
for mineral                                mineral right or renewal of a mineral right-
rights.
(a)	shall be submitted to the Mining Cadastre Office, in the prescribed form;

(b)	shall be accompanied by a non-refundable application fee;

(c)	may be withdrawn by the applicant after giving to the Mining Cadastre Office a notice of withdrawal;

(d)	shall upon receipt by the Mining Cadastre Office, be registered in the mining cadastre register of mineral rights applications in the prescribed form.

(2)
Subsection (1) shall not apply to an application for or renewal of an artisanal mining licence, and the application process for such an application or renewal shall, subject to this Act, be determined by the Director.

Information,	29.	(1)	The Director may, by notice served on an applicant
time, etc, for	for the grant of a mineral right, require the applicant to furnish him,
disposal of	within such reasonable time as is specified in the notice, such further
application.	information relevant to the application as the Director may require.

(2)           The Minister may, on the advice of the Minerals Advisory Board, cause such investigations or consultations to be made or carried out as he considers necessary to enable him to dispose of an application for a reconnaissance licence, exploration licence, small-scale mining licence or a large-scale mining licence.

(3)           An application for a reconnaissance licence, exploration licence, mining licence, small-scale mining licence or a large-scale mining licence shall be disposed of not later than sixty calendar days after submission of the completed licence application.

(4)           An application for an artisanal mining licence shall be disposed of not later than fourteen calendar days after submission of the completed licence application.

Areas	30.	(1)	Where the Minister considers that it is in the public
designated for	interest to encourage exploration and mining of minerals in any area
artisanal and	by methods not involving substantial expenditure or the use of
small-scale	specialised technology, he may by notice in the Gazette, declare that
mining licences.	area for licensing of artisanal or small-scale mining operations and Part X and Part IX shall apply.

(2)           A notice by the Minister under subsection (1) may prescribe that particular minerals or all minerals in the declared area are subject to the notice.

(3)           The Minister may, by notice in the Gazette vary or revoke any notice published under subsection (2).

Restrictions                                        31.             Where the doing of any act is regulated or prohibited by
on exercise                                                any statute other than this Act nothing in this Act shall be construed as
of rights.	authorising the holder of a mineral right to do the act, otherwise than in accordance with that statute.

PART V                      –           MINERAL RIGHTS AND SURFACE RIGHTS

Restrictions                                        32.           (1)           The holder of a mineral right shall not exercise any
on exercise                                of his rights, under the mineral right-
of rights under
a mineral right.	(a)
in respect of any land dedicated or set apart for any public purpose other than mining including any street, road, highway, or aerodrome except with the written consent of the responsible Minister or other authority having control over such land;

(b)	except with the written consent of the owner or lawful occupier or his duly authorised agent, in respect of-

(i)	any land dedicated as a place of burial or which is a place of religious or other cultural significance;

(ii)	any land which is the site of, or which is within two hundred metres or such greater distance as may be prescribed, of any inhabited, occupied or temporarily unoccupied house or building;

(iii)
any land which is within fifty metres or such greater distance as may be prescribed, of land which has been cleared or ploughed or otherwise bona fide prepared for the growing of, or upon which there are  agricultural crops; or

(iv)	any land which is the site of, or within one hundred metres or such greater distance as may be prescribed, any cattle dip, tank, dam, or other body of water,

but where any consent so required is, in the opinion of the Minister, being unreasonably withheld, the Minister may, on such conditions, if any, as he may impose, direct in writing that the need for the consent under this paragraph shall be dispensed with and authorise the holder of the mineral right to exercise all or any of his rights under it;

(c)
in respect of any land reserved for the purpose of any railway, highway or waterway or which is within fifty metres or such greater distance as may be prescribed, of the boundaries of any land so reserved, except with the written consent of the responsible railway, highway or waterway authority; and

(d)
in respect of any land within any township, or within two hundred metres or such greater distance as may be prescribed, of the boundaries of any township, except with the written consent of the local authority having control over the township.

(2)           Any consent by the Minister under paragraph (a) of subsection (1) may be given unconditionally or subject to such conditions as may be specified in the instrument of consent.

Right to                                               33.              (1)           The owner or lawful occupier of any land which is within an area that is the subject of a mineral right shall retain the right to graze stock upon or to cultivate the
graze stock and cultivate land            of such land in so far as  such grazing or cultivation does not interfere with the proper use of such area for reconnaissance, exploration, or mining operations.

(2)           In the case of an artisanal mining, small-scale mining or large-scale mining licence area, the owner or lawful occupier of any land within such area shall not erect any building or  structure thereon without the consent of the holder of the artisanal mining licence, small-scale mining licence, or large-scale mining licence, as the case may be, which consent shall not be unreasonably withheld.

(3)           The rights conferred by a mineral right shall be exercised reasonably and so as to affect as little as possible the interests of any owner or lawful occupier of the land on which such rights are exercised consistent with the reasonable and proper conduct of the operations concerned.

(4)           No holder of a mineral right shall create unprotected pits, hazardous waste dumps or other hazards such as to be likely to endanger the stock, crops or any lawful activity of the owner or lawful occupier of the land covered by such mineral right.

Acquisition                                          34.               Subject to the provisions of any law relating to the
of	exclusive acquisition of land titles and section 38, the holder of a large-scale
surface	rights mining licence shall obtain a land lease or other rights to use the land
by	holder of upon such terms as to the rents to be paid for the licence, the duration
a	large-scale or the extent or area of the land to which such licence shall relate, as
mining	licence. may be agreed between such holder and such owner or lawful occupier of the land or failing that, such agreement as may be determined by the Minister on the advice of the Minerals Advisory Board.

Compensation                                     35.           (1)           The holder of a mineral right shall on demand
for disturbance                                being made by the owner or lawful occupier of any land subject to such of rights, etc.
rights pay such owner or lawful occupier fair and reasonable compensation for any disturbance of the rights of such owner or occupier and for any damage done to the surface of the land by his operations and shall on demand being made by the owner of any crops, trees, buildings or works damaged during the course of such operations pay compensation for such damage subject to section 34 and section 38 shall be deemed to be adequate compensation for deprivation of the use of land to which such rent relates.

(2)           In assessing compensation payable under this section, account shall be taken of any improvement effected by the holder of themineral right or by his predecessor in title the benefit of which has or willinure to the owner or lawful occupier.

(3)           The basis upon which compensation shall be payable for damage to the surface of any land shall be the extent to which the market value of the land (for which purpose it shall be deemed saleable) upon which the damage has occurred has been reduced by reason of such damage, but without taking into account any enhanced value due to the presence of minerals.

(4)           No compensation shall be payable to the occupier of a state grant of land in respect of any operations under a mineral rightexisting at the date of such grant.

(5)	No demand made in terms of this subsection shall
entitle the owner or lawful occupier to prevent or hinder the exercise bythe holder of a mineral right of his rights there under pending thedetermination of compensation to be paid.

(6)           If the holder of a mineral right fails to pay compensation when so demanded under the provisions of this section, or if the owner or lawful occupier of any land is dissatisfied with any compensation offered, such compensation may be determined by the Minister on the advice of the Minerals Advisory Board.

(7)           A claim for compensation under the provisions of subsection (1) shall be made within a period of two years from the date when the compensation became due failing which, not withstanding the provisions of any other enactment, such claim shall not be enforceable.

Compulsory                                           36.           (1)           The Minister may, by order published in the
acquisition                                           Gazette, compulsorily acquire private land or rights over or under
of private                                 private land for use by the holder of a large- scale mining licence.
land.
(2)           Before making an order under subsection (1) the
Minister shall be satisfied that-

(a)
the holder of a large-scale mining licence has taken all reasonable steps to acquire on reasonable terms by agreement with the owner, the land which he wishes to use or the right which he wishes to exercise and has been unable to do so; and

(b)	the acquisition of such land or right is necessary for mining purposes or for purposes ancillary to mining.

(3)           The Minister may, under such conditions as he deems fit, including the payment of rent, permit the holder of the large-scale mining licence the use of any land or the exercise of any right acquired under subsection (1); but that the land or right shall not be used or exercised by the holder for any purpose other than the purpose for which it was acquired under subsection (1).

Compensation                                     37.           (1)           Subject to section 38, when land is acquired
for compulsory                                compulsorily under section 36, those persons having an interest
acquisition of                                           in or rights over the land concerned shall be paid adequate
land.	compensation by the holder of the mineral right determined on the same basis as compensation for disturbance of rights under section 35.

(2)           The holder of a large-scale mining licence shall, before entering into possession for enjoyment of any land or before exercising any right over the land, make payment of compensation as determined in accordance with subsection (1) to the person or persons concerned or if the whereabouts of the person or persons concerned or any of them are unknown, give such undertakings concerning the payment of compensation as the Minister may require.

Right to	38.	(1)	The Minister shall ensure that all owners or lawful
resettlement.
occupiers of land who prefer to be compensated by way of resettlement as a result of being displaced by a proposed mining operation are resettled on suitable alternate land, with due regard to their economic well-being and social and cultural value so that their circumstances are similar to or improved when compared to their circumstances before resettlement, and the resettlement is carried out in accordance with the relevant planning laws.

(2)           The cost of resettlement shall be borne by the holder of the mineral right-

(a)	as agreed by the holder and the owner or lawful occupier of land or by separate agreement with the Minister, or

(b)
in accordance with a determination by the Minister, except that where the holder elects to delay or abandon the proposed mining operation which will necessitate resettlement, the obligation to bear the cost of resettlement shall only arise upon the holder actually proceeding with the mining operation.

(3)           Subject to this section, the Minister may take the necessary action to give effect to a resettlement agreement or determination.

PART  VI                                -           REGISTRATION, RECORDS AND CADASTRE

Mining                                                 39.           The Director shall establish and maintain a Mining
Cadastre Office.	Cadastre Office which shall be accessible to the Public.

Mining                                                40.           (1)           The Mining Cadastre Office shall open and
cadastre.	maintain for the purposes of this Act registers and a cadastral survey map, to be known collectively as the mining cadastre, comprised of-

(a)	the register of mineral rights;

(b)	the register of mineral rights applications; and

(c)	the cadastral survey map of mineral rights and mineral rights applications.

(2)           The mining cadastre may include a computerised system involving a spatially related database for registering and administering mineral rights and mineral rights applications, but all registers shall also be maintained in paper form.

(3)           The Mining Cadastre Office shall officially confirm mineral rights and generate certificates as required under this Act to be issued by the Director.

Registration                                        41.           (1)           An application for the grant of a mineral right shall
of applications.
be bound and serially numbered in the register of mineral rights applications by the Mining Cadastre Office, along with such other information as is required under this section and as may be prescribed.

(2)           The register of mineral rights applications shall for every application contain a record in sufficient detail as to show-

(a)	the name of the applicant for the mineral right and in the case an applicant that is a company, the names of the principal owners and or shareholders;

(b)	the type of mineral right applied for;

(c)           the area to be subject to the mineral rightapplied for; and

(d)	the date, hour and minute the application was registered.

(3)           The date, hour and minute of registration of any application for the grant of a mineral right shall be the date, hour, and minute that a complete application is registered in the register of mineral rights applications.

Registration                                       42.           (1)           The granting of a mineral right shall consist of its
of licence                                authentication under the hand and seal of the Minister, or in the case
granting a                                of an artisanal mining licence under the hand and seal of the Director
mineral right.	or any person to whom the Director has delegated the power to authenticate such licence.

(2)           A licence granting a mineral right shall be prepared in duplicate, one copy being for the mineral right holder and the other retained by the Mining Cadastre Office to be and serially numbered and bound, along with other information as may be prescribed, in the register of mineral rights.

(3)           The register of mineral rights shall for every licence granting a mineral right contain a record in sufficient detail as to show-

(a)	the name of the holder of the mineral right, and if the holder is a company the names of the principal owners and or shareholders;

(b)	the type of mineral right;

(c)	the area subject to the mineral right;

(d)	the duration of the mineral right; and

(e)	the date the licence was registered.

(4)           The date of registration of any licence granting a mineral right shall be the date that the licence is bound and registered in the register of mineral rights.

(5)           For the avoidance of doubt, it is hereby declared that, upon the registration of a licence granting a mineral right in accordance with this Act, the granting of such right shall take effect without the need of formal acceptance by or on behalf of the person named therein as the licence holder.

(6)           The granting of a mineral right takes effect upon the registration date of the licence granting the right.

(7)           No licence granting a mineral right shall be issued by the Mining Cadastre Office until all prescribed fees payable in relation to the grant and registration of that licence have been paid.

(8)           The Mining Cadastre Office when issuing a licence granting a mineral right shall require an acknowledgement of the receipt of the copy of the licence from the person accepting such licence in such form as may be prescribed.

Memorials to                                                      43.           (1)           The Director shall enter in the register of mineral
be made in                                rights a memorial of grants, renewals, area enlargements and
register of                                relinquishments, transfers, surrenders, revocations, forfeitures, mineral rights.
attachments, pledges, encumbrances, fees paid, discoveries, reports submitted, changes of address, changes of name or any other matter materially affecting the status of or any interest in any mineral right registered under this Act.

(2)           Until the memorial required under this section has been so entered in the register, the grant, renewal, transfer, surrender, revocation, forfeiture, or change of address shall have no effect.

(3)           Where the Director is satisfied that there has been a mistake made in, or that some matter has been incorrectly entered in, the register of mineral rights he shall rectify the register, by correcting that mistake or incorrect entry and shall enter in the registry a memorial of such correction and the date the correction was so entered.

Registered                                           44.           Every licence granting a mineral right registered under
licence is                                this Act shall, subject to this Act, be conclusive evidence-
conclusive
evidence.
(a)	that the licence and rights granted by it are vested in the person or body for the time being named as the licensee;

(b)
of the conditions and other provisions subject to which the licence is for the time being held by the person or body, so far as the same are required by any provision of this Act to be specified in the document.

Prior registers.	45.
Every register of licences, leases and agreements pertaining to exploration and mining rights existing at the commencement of this Act shall be retained by the Director and, not withstanding that it may not thereafter be used for the preparation or binding up of any document, so far as the licences therein have not been continued into any other register, continue in use for all other purposes of this Act.

Cadastral	46.	(1)	The Director shall organize and maintain a
survey	cadastral survey map and shall have marked on it-
map.
(a)	all lands for which licences granting mineral rights are currently in force;

(b)	all lands for which licence applications for mineral rights are pending a decision; and

(c)	all lands known or believed to be closed to mining operations under this Act or any other law then in force.

(2)           Such cadastral survey map may be in the form of physical maps or maps contained in an electronic format or both.

Evidentiary	47.	(1)	The Mining Cadastre Office shall upon request and
provision.	on payment of the prescribed fee, issue a certificate with respect to any of the following matters-

(a)	that a mineral right was applied for, granted, renewed, transferred, suspended, cancelled or expired on, or with effect from, a date specified in the certificate;

(b)	that any land, identified in the certificate is, or was on a date specified in the certificate, subject to a mineral right;

(c)	that a mineral specified in the certificate is a mineral to which an artisanal mining licence, a small-scale licence or a large-scale mining licence relates;

(d)	that any condition specified in the certificate is, or was on a date so specified, a condition of a mineral right;

(e)	that a certificate of surrender was issued in respect of land identified, on a date specified in the certificate;

(f)	that any condition specified in the certificate is a condition on which a certificate of surrender was issued or on which any consent or approval so specified was given; or

(g)	that a person named in the certificate is, or was on a date specified in the certificate, the holder of a mineral right.

(2)           A certificate of the Mining Cadastre Office on any of the matters referred to in subsection (1) shall be admissible in proceedings before any court or tribunal as evidence of that fact, but without prejudice to the right to adduce evidence in rebuttal.

Confidential                                           48.           (1)           Any report submitted by the holder of a mineral
reports.
right that is defined by this Act as a confidential report, or that is prescribed as a confidential report, shall become non-confidential ninety calendar days after the expiry date of the mineral right.

(2)
Any report required to be submitted under this Act by the holder of a mineral right that is not defined by this Act as a confidential report and that is not prescribed as a confidential report is a non-confidential report.

Public access.	49.
The register of mineral rights, the register of mineral rights applications, the cadastral survey map of mineral rights and applications, non-confidential agreements, and non-confidential reports submitted by past and present holders of a mineral right shall be open to inspection by members of the public during normal official office hours and members of the public shall be permitted to take copies thereof on payment of the prescribed fees.

PART  VII                                -           SURRENDER, CANCELLATION AND SUSPENSION OF
MINERAL RIGHTS

Withdrawal of                                           50.           An applicant for a mineral right or any renewal application for thereof may at any time before the determination of his application,
mineral rights.	withdraw his application by notifying the Mining Cadastre Office in writing that he wishes to withdraw such application.

Surrender of                                       51.           (1)           Subject to this Act and any condition of his
area covered                                           mineral right, the holder of a mineral right may surrender the area
by mineral                                covered by his mineral right or part of it by-
right.
(a)	giving the Minister, not less than ninety calendar days notice of his intention to surrender the whole or part of the area concerned; and

(b)	complying with such conditions as may be prescribed or stated in the mineral right.

                              (2)           Upon compliance with paragraphs (a) and (b) of subsection (1), the Minister shall issue a certificate of surrender to the holder.

                              (3)           If the application for a certificate of surrender is in respect of part only of the area covered by the mineral right, the holder shall-
(a)           in his application-

(i)	provide a reliable plan in a form and substance acceptable to the Minister, of the area to be relinquished; and

(ii)	submit detailed technical reports as prescribed containing all information, results, interpretation and data relating to the surrendered area from the commencement of the mineral right;

(b)	if the application is approved, demarcate the remaining area in the prescribed manner.

(4)           No surrender of any area covered by a mineral right shall be effective until the Minister has issued a certificate of surrender in respect of that area upon payment of the prescribed fee by the holder.

(5)           A surrender of an area covered by a mineral right shall be without prejudice to any liabilities or obligations incurred by the holder in relation to the area surrendered prior to the date of surrender.

(6)           On the issue of a certificate of surrender the Minister shall-

(a)	if the surrender is in relation to the whole area covered by a mineral right, cancel such right; or

(b)	if the surrender is in relation to part only of the area covered by a mineral right, amend the mineral right accordingly.

Temporary                                                      52.           (1)           The Director, or any person authorised by the
suspension	Director, may in writing order reconnaissance, exploration or mining order.
operations to be temporarily suspended on an emergency basis, regardless of whether such operations are authorized by a mineral right, until such arrangements that are in Director’s opinion necessary to prevent danger to life, property or the environment or to comply with this Act are made.

(2)           The Director may cancel or vary the terms of any temporary suspension order.

(3)           The Minister shall have the power to confirm a temporary suspension order made by the Director and may not delegate this power.

(4)           A temporary suspension order shall lapse after twenty-one days of its issuance, unless it is confirmed, in writing, by the Minister.

Suspension and                                           53.           (1)           The Minister after consultation with the Minerals
cancellation of                                Advisory Board may suspend or cancel a mineral right if the holder-
mineral rights.
(a)	fails to make any of the payments required by or under this Act on the date due;

(b)	fails to meet any prescribed minimum annual programme of work or work expenditure requirement;

(c)	grossly violates health and safety regulations or causes environmental harm;

(d)	employs or makes use of child labourers;

(e)	fails to submit reports required by this Act;

(f)	contravenes any provisions of this Act or the conditions of his mineral right or the provisions of any other enactment relating to mines and minerals;

(g)
dies and his heir or successor in title is not qualified under this Act to hold the mineral right, unless an application is received from the heir or successor within ninety days of the death to transfer the right to a third party who is so qualified and accepts all duties under the right;

(h)	becomes an un-discharged bankrupt or becomes of unsound mind;

(i)	makes any statement to the Minister in connection with his mineral right which he knows or ought to have known to be false;

(j)	fails to substantially comply with the terms of a community development agreement when required by this Act to do so;

(k)	for any reason becomes ineligible to apply for a mineral right under section 26.

(2)           The Minister shall, before suspending or cancelling any mineral right give notice to the holder in such a manner as shall be prescribed and shall, in such a notice require the holder to remedy in not less than thirty calendar days any breach of the conditions of his mineral right.

(3)           If the holder of a mineral right fails to remedy any failure or contravention specified in paragraphs (c), (d) and (k) of subsection (1), the Minister may, by notice to the holder thereof, suspend or cancel the mineral right forthwith.

(4)           On cancellation of a mineral right under this section the rights of the holder shall cease but without prejudice to any liabilities or obligation incurred in relation thereto prior to the date of cancellation.

(5)           The Director shall not later than seven calendar days after cancellation of a mineral right under this section, cause the cancellation to be recorded in the mining cadastre.

(6)           The powers of the Minister under this section shall, in relation to artisanal mining licences, be exercised by the Director but the Director need not consult the Minerals Advisory Board.

Assets on                                            54.           (1)           Where the holder of a mineral right intends to termination cease operations either during the period of or on termination of his of mineral right.
mineral right, he shall, not less than ninety calendar days or such other period as the Director may allow before such cessation or termination, furnish to the Director, a full register of assets showing those assets which he intends to remove and those which he intends to leave in the area covered by the mineral right, and shall further notify the Director of any potentially hazardous substances, erections or excavations in that   area.

(2)           On receipt of a notice in terms of subsection (1), the Director may, if he deems it necessary-

(a)	certify that specified items of fixed machinery are necessary for the care and maintenance of the area covered by the mineral right and such items and machinery shall not be removed;

(b)	require that specified buildings and other items of fixed machinery shall be removed;

(c)	require that potentially hazardous substances, erections and excavations be removed or made safe in such manner as he may direct.

(3)           If removal of specified assets which the holder has indicated that he wishes to remove is prohibited under paragraph (a) of subsection (2), the Minister shall pay reasonable compensation to the holder for such assets and any person who acquires a mineral right over the area concerned shall reimburse the sum equal to the compensation so paid.

(4)           Upon cessation of operations by the holder of a mineral right, the area covered by the mineral right shall revert to the owner thereof provided that if the Director determines that the area should be retained, it shall be so retained by the Minister subject to payment of fair compensation to the owner for such retention.

(5)           Any fresh water dam and the waters impounded thereby shall be left intact on cessation of operations or termination of a mineral right.

Delivery of                                           55.           (1)           Upon termination of any mineral right, the holder documents on thereof shall deliver to the Director-
termination
of mineral rights.	(a)
all records which the holder is obliged under the provisions of this Act to maintain including full and detailed reports as prescribed containing all information, results, interpretation, data and other related information pertaining to the exploration and mining of minerals under the mineral right;

(b)	all plans or maps of the area subject to the mineral right prepared by the holder or at his instructions; and

(c)
except for the holder of an artisanal mining licence, a final report which shall be a summary of previous annual reports plus a detailed report on containing all information, results, interpretation and data relating to all activities carried out in the final period of the licence since the previous annual report.

(2)           Where the former holder of a mineral right fails to deliver any document required to be delivered under subsection (1), the Director shall call upon such former holder to comply with subsection (1).

PART VIII                                –           RECONNAISSANCE LICENCES

Eligibility for                                      56.           Notwithstanding section 26, a person shall not be eligible
reconnaissance                                to apply for the grant of a reconnaissance licence under this Act unless
licence.	that person is a company incorporated or registered under the Companies Act and whose name has not been struck off the register of companies at the time of the application.

Application for                                   57.  An application for the grant of a reconnaissance reconnaissance licence shall be submitted to the Mining Cadastre Office in the
licence.                                prescribed form and-

(a)
shall contain the registered name and place of incorporation of the company, its certificate of incorporation and certified copy of its memorandum and articles of association, the names and nationalities of its directors and the name of every shareholder who is the beneficial owner of five percent or more of the issued share capital;

(b)	shall contain the company profile and history of reconnaissance and exploration operations in Sierra Leone and elsewhere;

(c)	shall identify the name and qualifications of the person responsible for supervising the proposed programme of reconnaissance operations;

(d)	shall be accompanied by a plan of the proposed reconnaissance licence area over which the licence is sought, drawn in such a manner and showing such particulars as prescribed;

(e)
shall be accompanied by a description of the contiguous blocks comprising the proposed reconnaissance licence area, identified in the prescribed manner, which shall be considered definitive should there be any discrepancy with the plan submitted under paragraph (d);

(f)
shall be accompanied by a statement giving particulars of the technical and financial resources available to the applicant, and a certified copy of its audited accounts for the year immediately preceding the application;

(g)
shall be accompanied by a proposed programme of reconnaissance operations as prescribed setting out in detail the work intended over the next twelve month period together with the estimated cost, with details of the equipment expected to be used in connection with it and the names and particulars of the persons to be responsible for the conduct thereof;

(h)	shall state the period applied for which shall be no longer than one year;

(i)	shall give details of any mineral right held within Sierra Leone by the applicant or by any person controlling, controlled by or under joint or common control with the applicant;

(j)
shall provide details of any significant adverse effects which the carrying out of the programme of reconnaissance operations would be likely to have on the environment and on any monument or relic in the proposed reconnaissance area and an estimate of the cost of combating such adverse effects;

(k)	shall give or be accompanied by a statement giving particulars of the applicant’s proposals with regard to the employment of Sierra Leone citizens; and

(l)	may set out any other matter which the applicant wishes the Minister to consider.

Disposal of                                           58.           Subject to section 59, an application for a
application for                                reconnaissance licence may be granted or rejected by the Minister.
reconnaissance
licence.

Restriction on                                    59.           (1)           An application for a reconnaissance licence shall
grant of                                not be granted to an applicant-
reconnaissance
licence.                                                                                 (a)           where the applicant is disqualified from
holding a reconnaissance licence under section 26; or

(b)	where the applicant is in default of any of the provisions of this Act.

(2)           Where the proposed reconnaissance area is the same as or overlaps with, an existing exploration licence area or an existing mining area or an area closed to exploration and mining such exploration licence area or mining area shall be deemed to be excluded from the application.

(3)           The reconnaissance area granted in a reconnaissance licence shall consist of contiguous blocks that are of such shape, orientation and dimension as may be prescribed.

       (4)            Where it is necessary to fly over any land for the purpose of the exercise of any right under a reconnaissance licence nothing in this section shall operate to prevent any such flight from being undertaken provided it is in accordance with section 31.

Notice of   application for                 60.           (1)           The Minister shall cause the applicant to be decision on notified in writing of his decision on the application and if the application is refused, the Minister shall give reasons for reconnaissance licence.
(2)  An applicant shall within thirty calendar days of receipt of notification of the Minister’s decision to grant the applicant a reconnaissance licence under subsection (1), notify   the     Minister of his willingness to accept the proposed licence, failing which the application shall lapse.

(3)           An applicant who is aggrieved by a refusal of the Minister to grant a reconnaissance licence may appeal to the court against the decision.

Contents of                                           61.           (1)           A reconnaissance licence in the prescribed form
reconnaissance                                shall-
licence.	(a)	state the period for which it is granted;

(b)	include a description of the blocks and plan of the area of land over which it is granted; and

(c)           state the conditions on which it is granted.

(2)           There shall be appended to a reconnaissance licence the programme of reconnaissance operations approved by the Director which shall form part of the terms and conditions of the reconnaissance licence.

Size of                                                  62.           A reconnaissance licence area shall not exceed ten
reconnaissance                                thousand (10,000) square kilometres.
licence area.

Duration and                                       63.           (1)           A reconnaissance licence shall be valid for a renewal of period not exceeding one year.
reconnaissance
licence.                                                                 (2)           The holder of a reconnaissance licence may, not later than ninety calendar days before the expiry of the licence apply to the Mining Cadastre Office for renewal of the licence.

(3)           An application for renewal of a reconnaissance licence-
(a)           shall be accompanied by-

(i)	a report on reconnaissance operations carried out so far and the direct costs incurred thereby;

(ii)	a proposed programme of reconnaissance operations to be carried out during the period of renewal and the estimated cost thereof;

(iii)	a plan identifying that part of the reconnaissance area for which renewal is sought; and

(iv)	a description of the blocks comprising the reconnaissance area for which renewal is sought, identified in the prescribed manner;

(b)	shall give particulars of any alteration in the matters stated in the application for the grant of the licence pursuant to paragraph (a) of section 57.

(4)           The Mining Cadastre Office shall forward an application for the renewal of a reconnaissance licence to the Minerals Advisory Board after the application is complete.

(5)           Where the Minerals Advisory Board has determined that an application for the renewal of a reconnaissance licence has met all requirements under this Act for such licence the Board shall certify to the Minister in the prescribed form that it advises that the application be approved, and such certification shall be recorded in the mining cadastre registry of mineral rights applications.

(6)           Subject to sections 26 and 59 the Minister may on the certified advice of the Minerals Advisory Board, renew the licence with or without variation of the conditions of the initial licence, for a period not exceeding one year with no option for a further renewal.

(7)           The applicant shall be notified in writing of the decision on the application and if the application is refused, the Minister shall give reasons for such refusal.

Rights of                                             64.           (1)           Subject to this Act and the conditions of a
holder of                                reconnaissance licence granted under this Act, the holder of a reconnaissance reconnaissance licence, his employees, servants or agents shall
licence.                                have the non-exclusive right to carry on reconnaissance operations in the reconnaissance area.

(2)           For the purpose of exercising the right conferred under subsection (1), the holder of a reconnaissance licence may-

(a)	enter on or fly over the reconnaissance area to carry on approved reconnaissance operations on a non-exclusive basis;

(b)	take and remove specimens and samples from the reconnaissance area not exceeding such limit as is reasonably required for reconnaissance purposes;

(c)	sell, with the prior written permission of the Director, mineral specimens and samples obtained from reconnaissance operations;

(d)	subject to any law then in force, take timber and water from any lake or watercourse for the purposes of reconnaissance operations;

(e)
erect camps and temporary buildings, including installations in any water forming part of the reconnaissance  area provided that the erection of any camp or building under this paragraph shall not be construed as conferring any right, title or interest in the land;

(f)	remove on or before the termination of the reconnaissance operations, any camps, temporary buildings or installations which the holder may have erected.

Obligations of                                           65.           (1)           The holder of a reconnaissance licence shall-
holder of
reconnaissance                                                                (a)           commence reconnaissance operations
licence.	within ninety calendar days of the date of issue of the reconnaissance licence;

(b)	carry out reconnaissance operations in accordance with his approved programme of reconnaissance operations;

(c)	not engage in drilling, excavation or other subsurface exploration techniques;

(d)	not remove any mineral from the reconnaissance area except for the purpose of having such mineral analysed, valued or tested;

(e)
be subject to all taxes, royalty and other fees relating to a sale of minerals as authorized in paragraph (c) of subsection (2) of section 64 as if the minerals sold were obtained under a mining licence;

(f)	compensate users of land for damage to land and property resulting from reconnaissance operations in the licence area;

(g)	maintain and restore, from any damage resulting from reconnaissance operations, the land subject to the licence to a safe state and in compliance with environmental laws and standards;

(h)
unless the Director otherwise stipulates, remove within sixty calendar days of the expiration of the reconnaissance licence, any camps, temporary buildings or machinery erected or installed by the holder and repair or otherwise make good any damage to the surface of the ground occasioned by such removal to the satisfaction of the Director;

(i)
subject to the conditions of the reconnaissance licence and the provisions of section 67, expend on reconnaissance operations in accordance with his programme of reconnaissance operations, not less than such amount as may be specified in the reconnaissance licence;

(j)
annually submit to the Director and the Director of Geological Survey, a confidential report containing the information required under the licence in such form as may be prescribed, which shall include, but not be limited to copies of the records required under subsection (2);

(k)	provide the full results, data and interpretation as prescribed of any airborne geophysical survey done in connection with the reconnaissance licence area within six months of acquisition;

(l)	employ and train Sierra Leoneans in accordance with the approved proposals the particulars of which have been appended to the licence; and

(m)	keep and maintain in Sierra Leone an address to be registered with the Minister and to which all communications and notices may be addressed.

           (2)           The holder of a reconnaissance licence shall keep at the address referred to in paragraph (m) of subsection (1), full and accurate records, to the satisfaction of the Minister, of its reconnaissance operations which shall show, among other things-

(a)	minerals discovered;

(b)	the results of any geochemical or geophysical analysis;

(c)	the results of any analysis or identification of minerals removed for such purposes;

(d)	the geological interpretation of the records maintained under paragraphs (a) to (c);

(e)	the number and particulars of persons employed;

(f)	other work done in connection with the reconnaissance licence; and

(g)	such other matters as may be prescribed.

(3)           The holder of a reconnaissance licence shall submit to the Director and the Director of Geological Survey not later than ninety calendar days after the end of each year of the licence, an audited statement of expenditure directly incurred under the licence.

               (4)           Any person who fails to keep any record or information required to be kept under subsection (2) or fails to supply any record or information to the Director or the Director of Geological Survey or who supplies any false or misleading record or information commits an offence.

Status of                                              66.           Where any area of land becomes an exploration licence
reconnaissance                                area or mining area, or becomes closed to exploration or mining
licence areas.	operations under this or any other law, it ceases to be subject to any reconnaissance licence.

Amendment of                                    67.           The holder of a reconnaissance licence may from time
programme of	to time, notify the Director of amendments he wishes to make to his
reconnaissance	programme of reconnaissance operations and such amendments shall,
operations.	unless the Director rejects them within one month after being notified, have effect after such period.

Transfer of                                           68.           A reconnaissance licence is not transferable. reconnaissance licence.

PART IX                                –           EXPLORATION LICENCES

Eligibility for                                      69.           Notwithstanding the section 26, a person shall not be
exploration                                be eligible to apply for the grant of an exploration licence under this Act
licence.	unless that person is a company incorporated or registered under the Companies Act and whose name has not been struck off the register of companies at the time of the application.

Application for                                   70.           An application for the grant of an exploration licence exploration shall be submitted to the Mining Cadastre Office in the prescribed form
licence.                                and-

(a)
shall contain the registered name and place of incorporation of the company, its certificate of incorporation and certified copy of its memorandum and articles of association, the names and nationalities of its directors and the name of every shareholder who is the beneficial owner of five percent or more of the issued share capital;

(b)	shall contain the company profile and history of exploration operations in Sierra Leone and elsewhere;

(c)	shall identify the name and qualifications of the person responsible for supervising the proposed programme of exploration operations;

(d)	shall be accompanied by a plan of the proposed exploration licence area over which the licence is sought, drawn in such a manner and showing such particulars as prescribed;

(e)
shall be accompanied by a description of the contiguous blocks comprising the proposed exploration licence area, identified in the prescribed manner, which shall be considered definitive should there be any discrepancy with the plan submitted under paragraph (d);

(f)
shall be accompanied by a statement giving particulars of the technical and financial resources available to the applicant, and a certified copy of its audited accounts for the year immediately preceding the application;

(g)
shall be accompanied by a proposed programme of exploration operations as prescribed setting out in detail the work intended over the next twelve month period together with the estimated cost, plus an indicative programme for the remainder of the period applied for, together with details of the equipment expected to be used in connection with it and the names and particulars of the persons to be responsible for the conduct thereof (such programme should be adequate and appropriate in relation to existing knowledge, describe the known geology and mineral prospectivity, and set out a plan that is likely to significantly build on the existing knowledge or the further definition of a known mineral deposit);

(h)	shall state the period applied for;

(i)	shall give details of any mineral right held within Sierra Leone by the applicant or by any person controlling, controlled by or under joint or common control with the applicant;

(j)
shall provide details of any significant adverse effects which the carrying out of the programme of exploration operations would be likely to have on the environment and on any monument or relic in the proposed exploration licence area and an estimate of the cost of combating such adverse effects;

(k)	shall give or be accompanied by a statement giving particulars of the applicant’s proposals with regard to the employment and training of Sierra Leone citizens; and

(l)	may set out any other matter which the applicant wishes the Minister to consider.

Disposal of                                         71.           (1)           The Mining Cadastre Office shall forward an application for application for the grant of an exploration licence to the Minerals exploration licence. Advisory Board after the application is complete.

(2)           Where the Minerals Advisory Board has determined that an application for the grant of an exploration licence has met all the requirements under the Act for such licence the Board shall certify to the Minister in the prescribed form that it advises that the application be approved, and such certification shall be recorded in the mining cadastre register of mineral rights applications.

(3)           Subject to section 73, an application for an exploration licence certified by the Board and meeting all the criteria set out in section 70 and prescribed in regulations shall be granted or refused by the Minister.

Notice of                                             72.           (1)           The Minister shall cause the applicant to be decision on notified in writing of his decision on the application and if the application for application is refused, the Minister shall give reasons for such exploration refusal.
licence.
(2)           An applicant shall within thirty calendar days of receipt of notification of the Minister’s decision to grant the applicant an exploration licence under subsection (1), notify the Minister of his willingness to accept the proposed licence, failing which the application shall lapse.

(3)           Where the Minister has refused an application for an exploration licence and the cause given by the Minister for such refusal can be remedied by the applicant, if the cause has been remedied within thirty calendar days of receiving the notice under subsection (2), the licence holder may on a priority basis reapply for the licence within such thirty day period, but if the Minister still judges the application to be unacceptable, he shall notify the applicant within a further thirty days, whereupon the Minister’s decision shall be final.

(4)           An applicant who is aggrieved by a refusal of the Minister to grant an exploration licence may appeal to the court against the decision.

Restriction on                                    73.           (1)           An application for an exploration licence shall not
grant of                                be granted to an applicant-
exploration
licence.	(a)	where the applicant is disqualified from holding an exploration licence under section 26;

(b)	where the proposed exploration licence area is the same as or overlaps with, an existing exploration licence area or an existing mining area; or an area closed to exploration and mining;

(c)
where the proposed exploration licence area is the same or overlaps with any area the subject of an earlier registered  application for an exploration, artisanal mining, small-scale mining, or large-scale mining  licence that has not yet been granted or rejected; or

(d)	where the applicant is in default of any of the provisions of this Act.

(2)           The exploration licence area granted in an exploration licence shall consist of blocks that are of such shape, orientation and dimension as may be prescribed.

       (3)            Where it is necessary to fly over any land for the purpose of the exercise of any right under an exploration licence nothing in this section shall operate to prevent any such flight from being undertaken provided it is in accordance with section 31.

Contents of                                         74.           (1)           An exploration licence in the prescribed form shall-
exploration
licence.	(a)	state the period for which it is granted;

(b)	include a description and plan of the area of land over which it is granted; and

(c)           state the conditions on which it is granted.

(2)           There shall be appended to an exploration licence the programme of exploration operations approved by the Director and the prescribed minimum expenditure obligation which shall form part of the terms and conditions of the exploration licence.

Size of                                                 75.           An exploration licence area shall not exceed two hundred exploration and fifty square kilometres.
licence area.

Duration and                                       76.           (1)           An exploration licence shall be valid for an renewals of initial period not exceeding four years.
exploration
licence.	(2)
The holder of an exploration licence may, not later than ninety calendar days before the initial expiry of the licence apply to the Mining Cadastre Office for a first renewal of the licence in respect of not more than one hundred and twenty-five square kilometres of the exploration licence area, except that where the results of exploration to date strongly indicate the presence of widespread mineralisation such that a surrender to one hundred and twenty-five square kilometres would result in some highly prospective areas being surrendered, the Minister, on the advice of the Minerals Advisory Board, may exceptionally allow such areas constituting more than one hundred and twenty five square kilometres to be retained.

(3)           An application for the first renewal of an exploration licence-

(a)           shall be accompanied by-

(i)
a detailed annual report as prescribed describing all operations carried out in the previous year together with an annual financial report for the same period, plus a surrender report as prescribed, covering in detail all work carried out over any portion of the ground to be surrendered and accompanied by all results, data, information and interpretation since the grant of the exploration licence;

(ii)	a proposed programme of exploration operations to be carried out during the period of first renewal and the estimated cost thereof;

(iii)	a plan identifying that part of the exploration licence area for which renewal is sought;

(iv)	a description of the contiguous blocks comprising the exploration licence area for which renewal is sought, identified in the prescribed manner; and

(b)	shall give particulars of any alteration in the matters stated in the application for the grant of the licence under paragraphs (a), (f), (h), (j) and (k) of section 70.

(4)           The Mining Cadastre Office shall forward an application for the first renewal of an exploration licence to the Minerals Advisory Board.

(5)           Upon receipt of a completed application for the renewal of an explorations licence from the Mining Cadastre Office, where the Minerals Advisory Board has determined that an application for the renewal of an exploration licence has met all the criteria for such licence the Board shall certify to the Minister in the prescribed form that it advises that the application be approved, and such certification shall be recorded in the mining cadastre registry.

(6)           The Minister shall, subject to all prescribed criteria of this Act and of the regulations, on the certified advice of the Minerals Advisory Board, renew the licence for the reduced area applied for with or without variation of the conditions of the initial licence, for a period not exceeding three years.

(7)           The holder of an exploration licence may, not later than ninety calendar days before the expiry of a once-renewed licence apply to the Mining Cadastre Office for a second renewal of the licence.

(8)           An application for the second renewal of an exploration licence-

(a)           shall be accompanied by-

(i)	a report on exploration operations carried out so far and the direct costs incurred thereby;

(ii)	a proposed programme of exploration operations, feasibility studies, and environmental impact assessments to be carried out during the period of second renewal and the estimated cost thereof;

(iii)
a plan identifying that part of the exploration licence area for which renewal is sought, which shall not be greater than one hundred and twenty-five square kilometres unless it can be conclusively demonstrated that to do so would unavoidably exclude part of an economically recoverable mineral deposit;

(iv)	a description of the blocks comprising the exploration licence area for which renewal is sought, identified in the prescribed manner;

(b)	shall give particulars of any alteration in the matters stated in the application for the grant of the licence under paragraphs (a), (f), (h), (j) and (k) of section 70; and

(c)	shall provide evidence that a mineral discovery has been made that may be of commercial value.

(9)           The Mining Cadastre Office shall forward an application for the second renewal of an exploration licence to the Minerals Advisory Board.

(10)           Upon receipt of a completed application for the second renewal of an explorations licence from the Mining Cadastre Office, where the Minerals Advisory Board has determined that an application for the second renewal of an exploration licence has met all the criteria and where the holder of an exploration licence who has made and reported a discovery of possible commercial value, the Board shall certify to the Minister in the prescribed form that it advises that the application be approved, and such certification shall be recorded in the mining cadastre registry.

(11)           The Minister shall on the certified advice of Minerals Advisory Board confirming all prescribed criteria of this Act and of the regulations have been met, renew the licence for a period not exceeding two years.

(12)            The applicant shall be notified in writing of the decision on renewal applications, and if an application is refused, the Minister shall give reasons for such refusal.

(13)            Where the Minister has refused an application to renew an exploration licence that is renewable and the cause given by the Minister for such refusal can be remedied by the holder of the licence, if the cause has been remedied with thirty calendar days of receiving the notice under subsection (12), the licence holder may reapply for a renewal of the licence within such thirty day period.

Rights of                                              77.           (1)           Subject to this Act and the conditions of an
holder of                                exploration licence granted under this Act, the holder of an
exploration                                exploration licence, his employees, servants or agents shall have the
licence.	exclusive right to carry on approved exploration operations in the exploration licence area.

(2)           For the purpose of exercising the right conferred under subsection (1), the holder of an exploration licence may enter upon the exploration licence area together with his employees, servants or agents and may-

(a)	explore thereon for all minerals;

(b)	drill boreholes and make such excavations as may be necessary;

(c)	take and remove specimens and samples from the exploration licence area not exceeding such limit as is reasonably required for exploration;

(d)	sell, with the prior written permission of the Director, mineral specimens and samples obtained from exploration operations;

(e)	subject to any law then in force, take timber and water from any lake or watercourse for the purposes of exploration;

(f)
erect camps and temporary buildings, including installations in any water forming part of the exploration licence area provided that the erection of any camp or building under this paragraph shall not be construed as conferring any right, title or interest in the land; and

(g)	remove on or before the termination of the exploration operations, any camps, temporary buildings or installations which the holder may have erected.

Obligations of                                           78.           (1)           The holder of an exploration licence shall-
holder of
exploration                                                                (a)           commence exploration operations within
licence.	ninety calendar days of the date of issue of the exploration licence;

(b)	carry out exploration operations within the exploration licence area in accordance with his approved programme of exploration operations;

(c)	comply with such annual programme of exploration operations expenditure requirements as prescribed;

(d)	not remove any mineral from the exploration licence area except for the purpose of having such mineral analysed, valued or tested;

(e)
be subject to all taxes, royalty and other fees relating to a sale of mineral specimens and samples as authorized in paragraph (d) of subsection (2) of section 77 as if the minerals sold were obtained under a mining licence;

(f)	inform landowners and users of land within the exploration licence area about exploration operations in such manner as prescribed and as directed by the Director;

(g)	compensate users of land for damage to land and property resulting from exploration operations in the licence area;

(h)	notify the Minister of the discovery of any mineral deposit of possible economic value within a period of thirty calendar days of such discovery;

(i)	backfill or otherwise make safe any boreholes or excavations made during the course of exploration operations to the reasonable satisfaction of the Director;

(j)
unless the Director otherwise stipulates, remove within sixty calendar days of the expiration of the exploration licence, any camps, temporary buildings or machinery erected or installed by the holder and repair or otherwise make good any damage to the surface of the ground occasioned by such removal to the satisfaction of the Director;

(k)	semi-annually submit to the Director and the Director of Geological Survey, a confidential report summarizing progress against the approved work programme in such form as may be prescribed;

(l)
annually submit to the Director and the Director of Geological Survey, a confidential report containing the information required under the licence in such form as may be prescribed, which shall include, but not be limited to copies of the records required under subsection (2);

(m)	provide the full results, data and interpretation as prescribed of any airborne geophysical survey done in connection with the exploration licence area within six months of acquisition;

(n)	employ and train Sierra Leoneans in accordance with the approved proposals the particulars of which have been appended to the licence;

(o)	keep and maintain in Sierra Leone an address to be registered with the Minister and to which all communications and notices may be addressed; and

(p)	notify the Director whenever there has been a change in the ownership of the licence holder and any single interest exceeds forty percent interest in the licence holder.

           (2)           The holder of an exploration licence shall keep at the address referred to in paragraph (o) of subsection (1), full and accurate records, to the satisfaction of the Minister, of its exploration operations which shall show, among other things-

(a)	boreholes drilled;

(b)	strata penetrated, with detailed logs of such strata;

(c)	minerals discovered;

(d)	the results of any geochemical or geophysical analysis;

(e)	the results of any analysis or identification or minerals removed for such purposes;

(f)	the geological interpretation of the records maintained under paragraphs (a) to (e);

(g)	the number and particulars of persons employed;

(h)	other work done in connection with the exploration licence;

(i)	all expenditures made that satisfy annual prescribed programme of exploration operations expenditure requirements; and

(j)	such other matters as may be prescribed.

(3)           The holder of an exploration licence shall submit to the Director and the Director of Geological Survey not later than ninety calendar days after the end of each year of the licence, an audited statement of itemized expenditure directly incurred under the licence in respect to acceptable exploration activities as prescribed, and any moneys required to be spent under the provisions of paragraph (c) of subsection (1) and which are not so spent shall be a debt due to the Government recoverable in a court of competent jurisdiction.

              (4)           Any person who fails to keep any record or information required to be kept under subsections (1), (2) or (3) or fails to supply any record or information to the Director or the Director of Geological Survey or who supplies any false or misleading record or information commits an offence and shall be liable to a fine not less than two thousand United States Dollars or its equivalent in leones.

Ancillary rights                                 79.           (1)           The holder of an exploration licence shall have,
of holder of                                subject to the provisions of this Act, the exclusive right to apply for a
an exploration                                small-scale or large-scale mining licence over any part of or the entire
licence.                                exploration licence area.

(2)           An application under subsection (1) shall be made in accordance with the provisions of this Act and not later than ninety calendar days before expiration of the exploration licence.

Status of                                             80.           (1)           Where an exploration licence is due to expire
exploration                                pending determination of an application for a small-scale or large-
licence on                                scale mining licence made by the holder of the exploration licence, the
application for                                exploration licence shall continue to have effect over the exploration
or grant of                                area until the application is finally disposed of in accordance with this
mining licence.                                Act.

(2)           Upon the grant of a small-scale or large-scale mining licence the exploration licence held by the holder of the small-scale or large-scale mining licence shall cease to have effect in the mining licence area.

(3)           An exploration licence shall continue to have effect notwithstanding that the exploration licence area has ceased to be in the shape or to have the dimensions prescribed in respect of exploration licence area.

Status of                                              81.           Where any area of land becomes closed to exploration or
exploration                                 mining operations under this or any other law, such closure shall be licence areas.
deemed not applicable to any exploration licence area, or any area applied for in an application for a small-scale or large-scale mining licence emergent from such exploration licence area, registered prior to such closure.

Amendment                                        82.           The holder of an exploration licence may from time to
of programme                                time, notify the Minister of amendments he wishes to make to his
of exploration	programme of exploration operations and such amendments shall,
operations.	unless the Minister rejects them within sixty calendar days after being notified, have effect after such period.

Transfer of                                         83.           (1)           An application for transfer of an exploration
exploration                                 licence shall be made to the Mining Cadastre Office in the prescribed
licence.	form and shall state details of the transfer as may be prescribed together with such other information as the Minister on the advice of the Minerals Advisory Board, may require.

(2)           The Mining Cadastre Office shall forward an application for transfer of an exploration licence to the Minerals Advisory Board after the application is complete.

(3)           Where the Minerals Advisory Board has determined that an applicant for the transfer of an exploration licence and the transferee have met all requirements under this Act for such transfer the Board shall certify to the Minister in the prescribed form that it advises that the application be approved, and such certification shall be recorded in the mining cadastre.

     (4)           The Minister shall on the certified advice of the Minerals Advisory Board following an application under subsection (1), give or refuse to give his approval in writing, subject to such conditions as he deems necessary in the circumstances, to impose.

(5)           The Minister shall cause the applicant to be notified in writing of his decision on the application and if the application is refused, the Minister shall give reasons for such refusal.

(6)           A transfer, assignment, pledge, or other encumbrance of an exploration licence shall not take effect unless and until it is registered in the mining cadastre under section 43.

     (7)           Upon the registration of the transfer of an exploration licence, the transferee shall assume and be responsible for all rights, liabilities and duties of the transferor under the exploration licence.

PART X - ARTISANAL MINING LICENCES

Eligibility for                                      84.           (1)           Any person who wishes to carry out artisanal
artisanal	mining operations shall apply for an artisanal mining licence.
mining licences.
     (2)           An artisanal licence shall be granted to-

(a)	an individual person who is a citizen of Sierra Leone;

(b)	a co-operative society registered in Sierra Leone comprising citizens of Sierra Leone exclusively;

(c)	a joint-venture or partnership registered in Sierra Leone comprising citizens of Sierra Leone exclusively; or

(d)	a body corporate that is incorporated or registered in Sierra Leone having one hundred percent of its shares held by citizens of Sierra Leone.

(3)           All such co-operatives and partnerships shall register with the Director and shall provide such documentation as the Director may require.

Application for                                   85.            (1)           An application for the grant of an artisanal mining
artisanal                                 licence shall be made to the Director in such form as may be
mining licence.                                prescribed.

(2)           An application for the grant of an artisanal mining licence shall-

(a)	be accompanied by a statement giving particulars of the capital and experience available to the applicant to conduct exploration and mining operations of the mineral efficiently and effectively;

(b)	be accompanied by a plan of the area over which the licence is sought drawn in such manner as the Director may require;

(c)
be accompanied by documentary evidence that consent to use the land for mining purposes has been given to the applicant by the Chiefdom Mining Allocation Committee or rightful occupiers or owners of the land for mining purposes;

(d)	shall state the period applied for;

(e)	give or be accompanied by a statement giving particulars of the programme of proposed mining operations, including a statement of-

(i)	the likely effects of the proposed mining operations on the environment and on the local population and proposals for mitigation and compensation measures;

(ii)	any particular risks (whether to health or otherwise) involved in mining the minerals, particularly radioactive minerals, and proposals for their control or elimination;

(iii)	the proposed marketing arrangements for the sale of the mineral production; and

(f)	set out any other matter which the applicant wishes the Director to consider.

Disposal of                                           86.           (1)           The Director may, subject to sections 26 and 87, application  grant or refuse to grant an artisanal mining licence.
for artisanal
mining licence.	(2)	Any person aggrieved by the refusal of the Director to grant that person an artisanal mining licence may appeal to the Minister, whose decision shall be final.

Restriction                                           87.           (1)           No person other than the holder of an exploration
on grant of                                licence shall be granted an artisanal mining licence in respect of land
artisanal                                which constitutes the exploration licence area or part of the
mining licence.	exploration licence area, except with the consent of the exploration licence holder.

(2)	No artisanal mining licence shall be granted to an applicant in an area designated under section 30 for small-scale mining operations.

Contents of                                          88.           (1)           An artisanal mining licence in the prescribed form
artisanal                                shall-
mining licence.	(a)	state the period for which it is granted;

(b)	include a description and plan of the area of land over which it is granted; and

(c)           state the conditions on which it is granted.

(2)           There shall be appended to an artisanal mining licence a certified copy of the agreement between the applicant and the Chiefdom Mining Allocation Committee or the rightful occupiers or owners of the land over which the artisanal mining licence is granted which shall form part of the terms and conditions of the artisanal mining licence.

Size of                                                 89.           (1)           An artisanal mining licence area shall not be more
artisanal                                than one half hectare.
mining licence
area.	(2)	Every artisanal mining licence area shall be demarcated by an authorised officer in such manner as may be prescribed or as the authorised officer may, in the circumstances consider appropriate.

Duration and                                                      90.           (1)           Subject to subsection (2), an artisanal mining
renewal of                                licence shall be valid for a period of  one year and may be renewed for
artisanal                                for up to three further periods not exceeding one year at a time.
mining licences.
(2)           An artisanal mining licence shall not be renewed pursuant to subsection (1)-

(a)	if the artisanal mining licence area has ceased to be an area declared for artisanal mining operations;

(b)	in respect of any mineral which has ceased to be a mineral prescribed for artisanal mining operations;

(c)
unless the Director is satisfied that the applicant has carried on, in good faith, within the limits of its competence and resources, mining operations in the artisanal mining licence area and intends to continue doing so;

(d)
if the applicant has not carried out effective rehabilitation and reclamation of the applicant’s mined out areas to the satisfaction of the Director and authorities responsible for the protection of the environment or paid the prescribed fee;

(e)	if the applicant has not reported diligently on its mining operations; or

(f)	if the applicant is in default and the Director is not prepared to waive the default.

Rights and duties                               91.           (1)           Subject to the provisions of this Act or any
of holders of                                           other law and any condition of an artisanal mining licence, the holder
artisanal                                of an artisanal licence shall have the exclusive right to carry on
mining licences.	exploration and mining operations in the licensed area.

(2)           The holder of an artisanal mining licence may, in the exercise of the right conferred under subsection (1), enter the licensed area and remove minerals from the area and dispose of the mineral in respect of which the licence was issued.

              (3)           The holder of an artisanal mining licence shall-

(a)	within the limits of its competence and resources, carry on in good faith, in the licensed area, exploration or mining operations;

(b)	furnish the Director with such information relating to its exploration or mining operations as the Director may reasonably require or as may be prescribed;

(c)	carry out promptly any directives relating to its exploration or mining operations which may be given to the holder by the Director for the purposes of ensuring safety or good mining practices;

(d)
if not personally supervising the exploration or mining operations under the licence, employ a Mines Manager for the purpose of supervising its exploration or mining operations provided that all such Mines Managers must be approved by the Director and shall carry with them such means of identification as the Director may direct;

(e)	employ in the area in respect of which the licence is issued not more than fifty labourers or tributers per artisanal mining licence;

(f)	sell the minerals obtained in the artisanal mining licence area as prescribed;

(g)	carry out rehabilitation and reclamation of mined out areas;

(h)	keep accurate records of winnings from the artisanal mining licence area and such records shall be produced for inspection on demand by the Director or a duly authorised officer; and

(i)	submit such reports are may be prescribed.

Revocation of                                       92.           The Director may revoke an artisanal mining
artisanal                                licence if he is satisfied in respect of the licence that-
mining licence.
(a)	the holder of the licence, including any member of a cooperative or a partnership or a shareholder of a body corporate, is not a Sierra Leone citizen; or

(b)	no mining operations have commenced within a period of one hundred and eighty calendar days from the date of registration or renewal of the licence.

Notice to remedy                                93.           (1)           Where an authorised officer considers any dangerous or mining operation under an artisanal mining licence or anything, matter
defective mining                                or practice in or connected with any such mining operation to be so
operations.	dangerous or defective as in his opinion to be likely to cause bodily injury to any person, he may give notice in writing of it to the holder of the licence.

(2)           A notice issued pursuant to subsection (1) may require the danger or defect to be remedied or removed, either immediately or within such time as may be specified, and if the authorised officer considers it necessary, order the mining operations to be suspended until the danger is removed or the defect remedied to his satisfaction.

(3)           The holder of an artisanal mining licence to whom notice has been given under subsection (1), shall comply with the notice.

              (4)           If the holder of an artisanal mining licence intends to object to any requirement or order given by the authorised officer, he shall forthwith cease the mining operations or that part of the operations affected by the notice and appeal to the Director against the order.

              (5)           On an appeal made to the Director pursuant to subsection (4), the Director shall inquire into the matter and his decision thereon shall be final.

Transfer of                                           94.           An artisanal mining licence is not transferable.
artisanal mining
licence.

PART XI SMALL-SCALE MINING LICENCES

Eligibility for                                      95.           (1)           Any person who wishes to carry out small-scale
small-scale	mining operations shall apply for a small-scale mining licence.
mining licences.
     (2)           A small-scale mining licence shall be granted to-

(a)	a body corporate that is incorporated or registered in Sierra Leone and having a minimum of twenty-five percent of its shares held by citizens of Sierra Leone; or

(b)	a co-operative society registered in Sierra Leone having a minimum of twenty-five percent of its member being citizens of Sierra Leone.

(3)           All such co-operatives and bodies corporate shall register with the Director and shall provide such documentation as the Director may require.

Application for                                           96.           (1)           An application for the grant of a small-scale
small-scale                                 mining licence shall be submitted to the Mining Cadastre Office in the
mining licence.                                prescribed form.

(2)           An application for the grant of a small-scale mining licence shall-

(a)	be accompanied by a plan of the area over which the licence is sought drawn in such manner as prescribed;

(b)
be accompanied by documentary evidence that consent to use the land for mining purposes has been given to the applicant by the Chiefdom Mining Allocation Committee or the rightful occupiers or owners of the land for mining purposes;

(c)	identify the minerals in respect of which the licence is sought;

(d)	state the period applied for;

(e)	be accompanied by a technological report on mining and treatment possibilities and the intention of the applicant in relation to them;

(f)	give or be accompanied by a statement giving particulars of the proposed programme of mining operations, including a statement of-

(i)	the likely effects of the proposed mining operations on the environment and on the local population and proposals for mitigation and compensation measures;

(ii)	any particular risks (whether to health or otherwise) involved in mining the minerals, particularly radioactive minerals, and proposals for their control or elimination;

Act No. 11 of 2008	(g)	be accompanied by an environmental impact assessment licence as may be required by the Minister under subsection (2) of section 131;

(h)	give or be accompanied by a statement giving a detailed forecast of capital investment, operating costs and revenues and the anticipated type and source of financing;

(i)
give or be accompanied by a report on the goods and services required for the mining operations which can be obtained within Sierra Leone  and the applicant’s proposals with respect to the procurement of those goods and services;

(j)	give or be accompanied by a statement giving particulars of the applicant’s proposals with respect to the employment and training of citizens of Sierra Leone;

(k)	be accompanied by details of the applicant’s proposals for insurance cover including health and life insurance for its employees;

(l)	give or be accompanied by a statement giving particulars of expected infrastructure requirements;

(m)	be accompanied by a report on the proposed marketing arrangements for the sale of the mineral production;

(n)	give details of any mineral rights held in Sierra Leone, by the applicant or by any person controlling, controlled by or under joint or common control with the applicant;

(o)	set out any other matter which the applicant wishes the Minister to consider; and

(p)	be accompanied by the prescribed non-refundable fee.

           (3)           Where an application for the grant of a small-scale mining licence is made by a person who is not the holder of an exploration licence to which the proposed mining area relates, the application shall, in addition to the matters referred to under subsection (2), give or be accompanied by a statement giving particulars of the financial and technical resources available to the applicant.

Disposal of                                           97.           (1)           The Mining Cadastre Office shall forward an
application                                 application for the grant of a small-scale mining licence to the
for small-scale                                Minerals Advisory Board after the application is complete.
mining licence.
(2)           Where the Minerals Advisory Board has determined that an applicant for the grant of a small-scale mining licence has met all requirements under this Act for such licence the Board shall certify to the Minister in the prescribed form that it advises that the application be approved, and such certification shall be recorded in the mining cadastre register of mineral rights applications.

(3)           Subject to sections 26 and 98, the Minister shall on the certified advice of the Minerals Advisory Board, grant or refuse to grant a small-scale mining licence.

(4)           The Minister shall cause the applicant for a small-scale mining licence to be notified in writing of his decision on the application, and if the application is refused, the Minister shall give reasons for such refusal.

(5)           Any person aggrieved by the refusal of the Minister to grant that person a small-scale mining licence may appeal to the Court, whose decision shall be final.

Restriction	98.	(1)	No small-scale mining licence shall be granted to
on grant of	an applicant in an area designated under section 30 for artisanal mining
small-scale	operations.
mining licence.
(2)
No person other than the holder of an exploration licence shall be granted a small-scale mining licence in respect of land which constitutes the exploration licence area or part of the exploration area.

(3)           No small-scale mining licence shall be granted to
an applicant unless-

(a)
a proposed programme of mining operations is submitted and approved by the Director and is accompanied by an environmental impact assessment licence as may be required by the Minister under subsection (2) of section 131;

(b)	the area of land over which the licence is sought is not in excess of the area reasonably required to carry out the programme of mining operations;

(c)	the applicant has adequate financial resources, technical competence and experience to carry on effective mining operations;

(d)	the application contains proposals for insurance including life and health insurance cover for its employees;

(e)	the applicant is able and willing to comply with the terms and conditions applicable to the small-scale mining licence; and

(f)	the applicant is not in material default of any of the provisions of this Act.

(4)           The Minister shall not refuse to grant a small-scale mining licence on any ground referred to in subsection (3) unless he has-

(a)	given to the applicant, notice of his intention not to grant the small-scale mining licence giving full particulars of the ground for refusal; or

(b)	specified in the notice a date before which the applicant may make appropriate proposals to remove the ground for refusal, and the applicant has not, after that date made any such proposals.

Contents of                                         99.           (1)           A small-scale mining licence in the prescribed
small-scale                                form shall-
mining licence.
(a)           state the period for which it is granted;

(b)	include a description and plan of the area of land over which it is granted; and

(c)           state the conditions on which it is granted.

(2)           There shall be appended to a small-scale mining licence-

(a)	the programme of mining operations approved by the Director;

(b)	a certified copy of the agreement between the applicant and the owners of the land over which the small-scale mining licence is granted;

(c)	particulars of the programme for the employment and training of citizens of Sierra Leone;

(d)	a certified copy of the approved environmental management programme; and

(e)	particulars of the applicant’s proposals with respect to the procurement of goods and services obtainable within Sierra Leone,

which shall form part of the terms and conditions of the small-scale mining licence.

Size of                                                 100.           (1)           A small-scale mining licence area shall not be less
small-scale                                than one hectare and not more than one hundred hectares.
mining licence
area.	(2)	Every small-scale mining	area shall be demarcated by an authorised officer in such manner as may be prescribed or as the authorised officer may, in the circumstances consider appropriate.

Duration and                                                      101.           (1)           Subject to subsection (2), a small-scale mining
renewal of                                licence shall be valid for a period not exceeding three years and may
small-scale                                be renewed for further periods not exceeding three years at a time.
mining licences.
(2)           A small-scale mining licence shall not be renewed pursuant to subsection (1)-

(a)
if, in the case where the licence area at the time the licence was issued was an area declared for small-scale mining operations, the small-scale mining licence area has ceased to be an area declared for small-scale mining operations;

(b)	in respect of any mineral which has ceased to be a mineral prescribed for small-scale mining operations;

(c)
unless the Director is satisfied that the applicant has carried on, in good faith, within the limits of its competence and resources, mining operations in the mining area and intends to continue doing so;

(d)
if the applicant has not carried out effective rehabilitation and reclamation of the applicant’s mined out areas to the satisfaction of the Director and authorities responsible for the protection of the environment or paid the prescribed fee;

(e)	if the applicant has not reported as prescribed on the mining operations; or

(f)	if the applicant is in default and the Director is not prepared to waive the default.

Rights and duties                                           102.           (1)           Subject to the provisions of this Act or any other
of holders of                                           law and any condition of a small-scale mining licence, the holder of a
small-scale                                small-scale-mining licence shall have the exclusive right to carry on mining licences.
exploration and mining operations in the licensed area and may in the exercise of his rights enter upon any land to which his small-scale mining licence relates together with his servants and agents and may-

(a)	take reasonable measures on or under the surface of his small-scale mining licence area to mine and process the minerals to which his licence relates;

(b)
erect the necessary equipment, plant, machinery and buildings for the purpose of mining, transporting, dressing, treating, smelting and refining the minerals or mineral products recovered by the holder during his mining operations;

(c)	dispose of any mineral products recovered;

(d)	stack or dump any mineral or waste product in a manner approved by the Director in consultation with the health and environmental authorities; and

(e)	utilise the water and timber as necessary for mining operations.

(2)           The holder of a small-scale mining licence shall-

(a)	within the limits of its competence and resources, carry on in good faith, in the licensed area, exploration or mining operations;

(b)	furnish the Director with such information relating to its exploration or mining operations as the Director may reasonably require or as may be prescribed;

(c)	carry out promptly any directives relating to its exploration or mining operations which may be given to the holder by the Director for the purposes of ensuring safety or good mining practices;

(d)
if not personally supervising the exploration or mining operations under the licence, employ a Mines Manager for the purpose of supervising its exploration or mining operations provided that all such Mines Managers must be approved by the Director and shall carry with them such means of identification as the Director may direct;

(e)
before beginning or ceasing any exploration or mining operations notify the appropriate local government authority or local authority  and an authorised officer, of the intention to begin or cease exploration or mining, as the case may be;

(f)	substantially comply with any community development agreement required under this Act;

(g)	sell the minerals obtained in the mining area as prescribed;

(h)	carry out rehabilitation and reclamation of mined out areas;

(i)	keep accurate records of winnings from the mining area and such records shall be produced for inspection on demand by the Director or a duly authorised officer; and

(j)	submit all reports as prescribed.

Revocation of                                                      103.           The Minister may revoke a small-scale mining
small-scale                                licence if he is satisfied in respect of a small-scale mining licence
mining licence.                                that-

(a)	citizens of Sierra Leone hold less than twenty-five percent of the shares of the holder; or

(b)	no mining operations have commenced within a period of one hundred and eighty calendar days from the date of issue or renewal of the licence.

Notice to remedy                                           104.           (1)           Where an authorised officer considers any dangerous or mining operation under a small-scale mining licence or anything,
defective mining                                matter or practice in or connected with any such mining operation to
operations.	be so dangerous or defective as in his opinion to be likely to cause bodily injury to any person, he may give notice in writing of it to the holder of the licence.

(2)           A notice issued pursuant to subsection (1) may require the danger or defect to be remedied or removed, either immediately or within such time as may be specified, and if the authorised officer considers it necessary, order the mining operations to be suspended until the danger is removed or the defect remedied to his satisfaction.

(3)           The holder of a licence to whom notice has been given under subsection (1), shall comply with the notice.

               (4)           If the holder of a licence intends to object to any requirement or order given by the authorised officer, he shall forthwith cease the mining operations or that part of the operations affected by the notice and appeal to the Director against the order.

               (5)           On an appeal made to the Director pursuant to subsection (4), the Director shall inquire into the matter and his decision thereon shall be final.

PART XII                      -           LARGE-SCALE MINING LICENCES

Eligibility for                                      105.           Notwithstanding the provisions of section 26, a person
large-scale                                shall not be eligible to apply for the grant of a large-scale mining mining licence.
licence under this Act unless that person is a company incorporated or registered under the Companies Act and whose name has not been struck off the register of companies at the time of the application.

Application for                                   106.           (1)           An application for the grant of a large-scale
large-scale                                 mining licence shall be submitted to the Mining Cadastre Office in
mining licence.                                the prescribed form.

(2)           An application for the grant of a large-scale mining licence shall-

(a)
contain the registered name and place of incorporation of the company, its certificate of incorporation and certified copy of its memorandum and articles of association, the names and nationalities of its directors and the name of every shareholder who is the beneficial owner of five percent or more of the issued share capital;

(b)	contain the company profile and history of exploration operations in Sierra Leone and elsewhere;

(c)	identify the name and qualifications of the person responsible for supervising the proposed programme of exploration operations;

(d)	be accompanied by a plan of the area over which the licence is sought drawn in such manner as prescribed;

(e)	state the period applied for;

(f)	identify the minerals in respect of which the licence is sought;

(g)
give or be accompanied by a statement giving details of the mineral deposits in the area of land over which the licence is sought, including details of all known minerals proved, estimated or inferred, ore reserves and mining conditions;

(h)	be accompanied by a technological report on mining and treatment possibilities and the intention of the applicant in relation to them;

(i)	give or be accompanied by a statement giving particulars of the proposed programme of mining operations, including a statement of-

(i)	the estimated date by which the applicant intends to work for profit;

(ii)	the estimated capacity of production and scale of operations;

(iii)	the estimated overall recovery of ore and mineral products;

(iv)	the nature of the products;

(v)
proposals for the progressive reclamation and rehabilitation of land disturbed by mining and for the minimisation of the effects of mining on surface water and ground water and on adjoining or neighbouring lands;

(vi)	the effects of the mining operations on the environment and on the local population and proposals for mitigation, compensation and resettlement measures;

(vii)	any particular risks (whether to health or otherwise) involved in mining the mineral, in particular a radioactive mineral, and proposals for their control or elimination;

(j)	give or be accompanied by a statement giving a detailed forecast of capital investment, operating costs and revenues and the anticipated type and source of financing;

(k)	contain the identification of interested and affected parties including land owners and lawful occupiers of the proposed mining area;

(l)	contain details of consultation with interested and affected parties and the results thereof;

(m)
be accompanied by a report on the goods and services required for the mining operations which can be obtained within Sierra Leone and the applicant’s proposals with respect to the procurement of those goods and services;

(n)	give or be accompanied by a statement giving particulars of the applicant’s proposals with respect to the employment and training of citizens of Sierra Leone;

(o)	be accompanied by details of the applicant’s proposals for insurance including life and health cover for its employees;

(p)	give or be accompanied by a statement giving particulars of expected infrastructure requirements;

(q)	be accompanied by a report on the proposed marketing arrangements for the sale of the mineral production;

(r)	give details of any mineral rights held in Sierra Leone, by the applicant or by any person controlling, controlled by or under joint or common control with the applicant;

(s)	be accompanied by an environmental impact assessment licence as may be required by the Minister under subsection (2) of section 131;

(t)	set out any other matter which the applicant wishes the Minister to consider; and

(u)	be accompanied by the prescribed non-refundable fee.

(3)           Where an application for the grant of a large-scale mining licence is made by a person who is not the holder of an exploration licence to which the proposed mining area relate, there shall be provided in addition to the matters referred to in subsection (1), a statement giving particulars of the financial and technical resources available to the applicant for the proposed mining operations.

Disposal of                                           107.           (1)           The Mining Cadastre Office shall forward a
application                                 application for the grant of a large-scale mining licence to the
for large-scale                                the Minerals Advisory Board after the application is complete.
mining licence.
(2)           Subject to sections 26 and 108, where the Minerals Advisory Board has determined that an applicant for the grant of a large-scale mining licence has met all requirements under this Act for such licence the Board shall certify to the Minister in the prescribed form that it advises that the application be approved, and such certification shall be recorded in the mining cadastre register of mineral rights applications.

(3)           Subject to this section and to subsection (1) of section 108, the Minister on the advice and certification of the Minerals Advisory Board may grant, on such conditions as he may determine, or refuse to grant, the large-scale mining licence applied for.

(4)           To enable him to dispose of an application for the grant of a large-scale mining licence, the Minister may, by notice given to the applicant, require the applicant, at the applicant’s own expense, to commission an independent study by consultants and under terms of reference acceptable to the Minister for the purpose of-

(a)	assessing the feasibility of the programme of mining operations proposed in the application; or

(b)	assessing or making recommendations about such other matters arising out of or in connection with the application, as the Minister may specify in the notice.

(5)           Any person aggrieved by the refusal of the Minister to grant that person a large-scale mining licence may appeal to the Court, whose decision shall be final.

Restriction                                         108.           (1)           Subject to this Act, no person other than the holder on grant of of an exploration licence shall be granted a large-scale mining licence large-scale in respect of land which constitutes the exploration licence area or part
mining licence.                                of which falls within the exploration licence area.

(2)           Where at the commencement of this Act, there is more than one prospecting licence subsisting wholly or partly over the same area of land, no large-scale mining licence shall be granted to the holder of any such prospecting licence over that area of land unless-

(a)	every holder of such prospecting licence (other than the applicant) consents in writing to the grant of the large-scale mining licence; or

(b)	the Minister on the advice of the Minerals Advisory Board is satisfied-

(i)	that the rights of the holder of any prospecting licence would not be substantially prejudiced by the grant of the large-scale mining licence; or

(ii)	that the public interest requires that the large-scale mining licence be granted.

(3)           No large-scale mining licence shall be granted to an applicant unless-

(a)
a programme of proposed development and mining operations is submitted and approved by the Director and is accompanied by an environmental impact assessment licence as may be required by the Minister under subsection (2) of section 131;

(b)
the area of land over which the licence is sought is not in excess of the area reasonably required to carry out the programme of mining operations and does not exceed the area allowable under an exploration licence;

(c)	the applicant has adequate financial resources, technical competence and experience to carry on effective mining operations;

(d)	the application includes a programme for employment and training of citizens of Sierra Leone;

(e)	the application includes proposals with respect to the procurement of goods and services obtainable within Sierra Leone;

(f)	the application contains proposals for insurance including life and health insurance cover for its employees;

(g)	the application is able and willing to comply with the terms and conditions applicable to the large-scale mining licence; and

(h)	the applicant is not in material default of any of the provisions of this Act.

(4)           The Minister shall not refuse to grant a large-scale mining licence on any ground referred to in subsection (3) unless he has-

(a)	given to the applicant, notice of his intention not to grant the large-scale mining licence giving full particulars of the ground for refusal; or

(b)	specified in the notice a date before which the applicant may make appropriate proposals to remove the ground for refusal, and the applicant has not, after that date made any such proposals.

Notice of                                             109.           (1)           The Minister shall cause the applicant to be decision on notified of, the decision on the application and-
application for
large-scale                                                                            (a)           if the application is granted, of the details of
mining licence.                                                                           the proposed large-scale mining licence; or

(b)	if the application is refused, of the detailed reasons for such refusal.
.
(2)           An applicant shall within sixty calendar days of notification of the Minister’s decision to grant a large-scale mining licence notify the Minister of his willingness to accept the proposed large-scale mining licence, failing which the application shall lapse.

Contents of                                         110.           (1)           A large-scale mining licence in the prescribed form
large-scale                                shall-
mining licence.	(a)	state the period for which it is granted;

(b)	include a description and plan of the area of land over which it is granted; and

(c)           state the conditions on which it is granted.

(2)           There shall be appended to a large-scale mining licence-

(a)	the programme of mining operations approved by the Director;

(b)	a certified copy of the agreement between the applicant and the owners of the land over which the large-scale mining licence is granted;

(c)	particulars of the programme for the employment and training of citizens of Sierra Leone;

(d)	a certified copy of the approved environmental management programme; and

(e)	particulars of the applicant’s proposals with respect to the procurement of goods and services obtainable within Sierra Leone,

which shall form part of the terms and conditions of the large-scale mining licence.

Duration of                                         111.           Subject to section 112, the period for which a large-scale
large-scale                                mining licence is granted shall be stated in the licence and shall not
mining licence.	exceed twenty-five years or the estimated life of the ore body proposed to be mined, which ever is shorter.

Renewal of                                           112.           (1)           The holder of a large-scale mining licence may large-scale apply to the Minister for subsequent renewals of his licence in respect
mining licence.	of all or part of the large-scale mining licence area at any time not later than one year before the expiry of such licence.

(2)           An application under subsection (1), in the prescribed form, shall be submitted to the Mining Cadastre Office and shall-

(a)	state the period, not exceeding fifteen years, for which each renewal is sought;

(b)	be accompanied by a statement giving details of-

(i)	the latest proved, estimated and inferred ore reserves;

(ii)	the capital investment to be made in, and production costs and revenue forecasts in respect of the period of renewal;

(iii)	mining operations proposed to be carried out in the period of renewal if substantially different from the previous operations;

(iv)	any expected changes in the method of mining and treatment;

(v)	any likely social impact and effects on the environment and proposals for mitigation and compensation measures;

(vi)	such further information as the Minister may require; and

(c)
shall, if renewal of the licence is sought in respect of part only of the large-scale mining licence area, be accompanied by a plan and description identifying that part of the large-scale mining licence area.

(3)           Upon receipt of a completed application for the renewal of a large-scale mining licence from the Mining Cadastre Office, where the Minerals Advisory Board has determined that the applicant has met all requirements under this Act for such renewal the Board shall certify to the Minister in the prescribed form that it advises that the application be approved, and such certification shall be recorded in the mining cadastre register.

(4)           Subject to subsection (5), on application duly made for the renewal of a large-scale mining licence, the Minister may renew the licence with or without variation of the conditions of the licence, for a period not exceeding fifteen years.

(5)           The Minister shall on the advice of the Minerals Advisory Board certifying that the holder of a large-scale mining applying for licence renewal has met all conditions for such renewal under this Act, grant an application for renewal of a large-scale mining licence if he is satisfied that-

(a)	the applicant is not in default of any of the provisions of this Act or any of the conditions of the large-scale mining licence;

(b)	development of the large-scale mining licence area has proceeded with reasonable diligence; and

(c)	the proposed programme of mining operations will ensure the most efficient and beneficial use of the mineral resources in the large-scale mining licence area.

(6)           The Minister shall not reject an application on the
grounds that he is not satisfied with a matter referred to in-

(a)	paragraph (a) of subsection (5) unless the applicant has been given details of the default and has failed to remedy the same within ninety calendar days of such notification;

(b)	paragraph (b) of subsection (5) unless the applicant has been given reasonable opportunity to make written representations thereon to the Minister; or

(c)
paragraph (c) of subsection (5) unless the applicant has been so notified and has within ninety calendar days of such notification, failed to propose amendments to his proposed programme of mining operations satisfactory to the Minister.

(7)           The applicant shall be notified in writing of the decision on a renewal application, and if an application is refused, the Minister shall give reasons for such refusal.

Amendment of                                    113.           (1)           Subject to this section, the holder of a large- programme of scale mining licence may make amendments to-
operations of
large-scale                                                                           (a)           the programme of mining operations;
mining licence.
(b)	the environmental management programme appended to the large-scale mining licence; and

(c)	the programme of employment and training of citizens of Sierra Leone.

(2)           Particulars of the proposed amendments, including
where appropriate, particulars of any significant impacts to the environment that any amendment could entail, shall be served on the Minister and, subject to subsections (3) and (4), the amendment shall have effect when so served.

(3)           Any proposed amendment which substantially alters any provision which forms part of the conditions of the large-scale mining licence, or will adversely affect the environmental management programme, shall not take effect without the written approval of the Minister, and where any such amendment appears to the Minister to make such a substantial alteration, he shall refer the amendment to the Minerals Advisory Board for its advice.

(4)           On receiving the advice of the Minerals Advisory Board, the Minister shall determine whether or not to approve the amendment and, if he decides to approve the amendment, he may impose such terms and conditions if any, as he may deem necessary.

(5)           If in the course of exercising his rights the holder
of a large-scale mining licence discovers-

(a)	any further deposits of the mineral for which he holds the licence; or

(b)	any other mineral to which such licence does not relate,

he shall, within thirty calendar days after such discovery, notify the Director giving particulars of the deposits or the mineral discovered, and the site and circumstances of the discovery, and may apply to the Minister to have the mining of such deposits or such mineral included in his large-scale mining licence, giving in the application a proposed programme of mining operations in respect of that discovery.

(6)           If the Minister is satisfied with a proposed programme of mining operations submitted under subsection (5), he may, on the advice of the Minerals Advisory Board, approve such application on such terms and conditions as he may determine and shall amend the large-scale mining licence accordingly.

(7)           The holder of a large-scale mining licence may apply to the Minister for enlargement of his large-scale mining licence area and the Minister may, subject to subsection (8), approve such application if he is satisfied that such approval will ensure the most efficient and beneficial use of the mineral resources of Sierra Leone.

(8)           A large-scale mining licence area shall not be enlarged so as to include any area over which the applicant could not by reason of this Act, be granted a large-scale mining licence.

Rights of                                              114.           Subject to the provisions of this Act and any other law
holders of                                 and  any condition of the large-scale mining licence, the holder of a
large-scale                                large-scale mining licence shall have the exclusive right to carry on mining licences.
exploration and mining operations in the large-scale mining licence area and may in the exercise of his rights enter upon any land to which his large-scale mining licence relates together with his servants and agents and may-

(a)	take reasonable measures on or under the surface of his large-scale mining licence area to mine and process the minerals to which his licence relates;

(b)
erect the necessary equipment, plant, machinery and buildings for the purpose of mining, transporting, dressing, treating, smelting and refining the minerals or mineral products recovered by the holder during his mining operations;

(c)	dispose of any mineral products recovered;

(d)	stack or dump any mineral or waste product in a manner approved by the Director in consultation with the health and environmental authorities; and

(e)	utilize the water and timber as necessary for mining operations.

Obligations                      of               115.           (1)           Subject to the provisions of this Act, the holder of a
holders of                                 large-scale mining licence shall-
large-scale
mining licences.	(a)	develop and mine the mineral deposits covered by the licence in accordance with the approved programme of mining operations and the environmental management programme;

(b)	commence mine development within one hundred and eighty calendar days of the registration of the licence;

(c)	demarcate and keep demarcated the large-scale mining licence area in such a manner as may be prescribed;

(d)	keep and maintain in Sierra Leone an address which shall be registered with the Director and to which all communications and notices may be addressed;

(e)	notify the Minister as soon as the holder commences work for profit in the large-scale mining licence area; and

(f)	substantially comply with any community development agreement required under this Act.

(2)           The holder of a large-scale mining licence shall-

(a)	maintain at the address kept in accordance with paragraph (d) of subsection (1)-

(i)	complete and accurate technical records of its operations in the large-scale mining licence area in such form as the Minister may approve;

(ii)
copies of all maps, geological reports, including interpretations, mineral analysis, aerial photographs, core logs, analyses, tests and all other data obtained and compiled by the holder in respect of the large-scale mining licence area;

(iii)
accurate and systematic financial records of its operations in the large-scale mining licence area and such other books of accounts and financial records as the Minister may require; and if such holder is engaged in any activity not connected with its operation under the large-scale mining licence, the holder shall maintain separate books of accounts of its operations under such licence;

(b)
permit an authorised officer at any time to inspect the books and records maintained in pursuance of paragraph (a) and shall deliver to the Minister, without charge copies of any part of such books and records as the Minister may from time to time require and shall every six months deliver to the Director, without charge copies of records kept pursuant to subparagraphs (i) and (ii) of paragraph (a) of subsection (2);

(c)
furnish the Director with a copy of every annual financial report within ninety calendar days of the end of each financial year showing the profit or loss for the year and the state of financial affairs of the holder at the end of each financial year; and

(d)	submit all reports as prescribed.

Wasteful                                              116.           (1)           If the Director considers that the holder of a
mining and                                large-scale mining licence is using wasteful mining and treatment
treatment                                 practices which are contrary to the approved programme of mining practices.
operations or conducts its operations otherwise than in accordance with good mining practice or contrary to the regulations, he shall notify such holder accordingly and require the holder to show cause, within such period as the Director may specify, why it should not cease to use such practices.

(2)           If, within the period specified in any notice issued under subsection (1) the holder of a large-scale mining licence fails to satisfy the Director that it is not using wasteful mining or treatment practices, or that the use of such practices is justified, the Director may order the holder to cease using such practices within such period as he may specify.

(3)           If the holder of a large-scale mining licence fails, after being so ordered, to cease using such wasteful mining or treatment practices, the Minister may cancel the licence or may suspend such licence for such period as he deems fit.

Coordination                                       117.           (1)           Except where the coordination would result in
of mining                                criminal or civil liability under any applicable laws, if the Minister operations.
considers that the public interest or the interests of the holders of large-scale and/or small-scale mining licences covering neighbouring or contiguous mining areas would best be served with regard to the efficient and economic exploitation of minerals by the co-ordination of all or part of the mining operations of such holders, he may direct such orders to effect such coordination by such holders entering into an agreement for his approval to effect the co-ordination within such time as he may specify.

                                                                                (2)           Before giving any directions under subsection (1), the Minister shall afford the holders of the mining licences concerned reasonable opportunity to make representations to him in writing.

(3)           No direction shall be given under subsection (1) the effect of which shall be to cause financial gain by one party at the expense of another.

Termination,                                       118.           (1)           The holder of a large-scale mining licence shall
suspension, or                                notify the Minister-
reduction of
production.	(a)	one year in advance, if it proposes to permanently terminate production from its mine;

(b)	six months in advance, if it proposes to temporarily suspend production from its mine (not to exceed twenty-four months);

(c)	three months in advance, if it proposes to reduce the level of production,

and shall, in all cases, give reasons for such termination, temporary suspension or reduction.

(2)           If for reasons beyond its control, the holder of a large-scale mining licence terminates, suspends or reduces production from its mine, the holder shall within fourteen calendar days of such termination, suspension or reduction notify the Minister.

(3)           On receiving the notification under subsection (1) or (2), or if the holder of a large-scale mining licence otherwise becomes aware of any termination, temporary suspension or reduction of production, the Minister shall cause the matter to be investigated and shall subject to any relevant requirement contained in the large-scale mining licence, give his approval to such termination, temporary suspension or reduction.

(4)           Approval of termination, temporary suspension or reduction may be given subject to such conditions, including a date of resumption of production in the case of temporary suspension, as the Minister may impose, on the advice of the Minerals Advisory Board.

(5)           The Minister shall approve the termination, temporary suspension  or reduction if, assuming the continuance of the approved programme of mining operations, it appears that the estimated revenues from mining operations for the succeeding twelve months will not exceed the estimated operating expenses for that period.

(6)           The Minister shall cancel a large-scale mining licence whose production has been terminated, or whose production has been suspended for a continuous period of twenty-four months.

Transfer of                                         119.           (1)           An application for transfer of a large-scale mining large-scale licence shall be made to the Mining Cadastre Office in the prescribed
mining licences.	form and shall state details of the transfer as may be prescribed.

(2)           The Mining Cadastre Office shall forward an application for transfer of a large-scale mining licence to the Minerals Advisory Board after the application is complete.

(3)           Where the Minerals Advisory Board has determined that an applicant for the transfer of a large-scale mining licence and the transferee have met all requirements under this Act for such transfer the Board shall certify to the Minister in the prescribed form that it advises that the application be approved and such certification shall be recorded in the mining cadastre.

(4)           The Minister shall on the certified advice of the Minerals Advisory Board following an application under subsection (1), give or refuse to give his approval in writing, subject to such conditions as he deems necessary in the circumstances, to impose.

(5)           The Minister shall cause the applicant to be notified in writing of his decision on the application and if the application is refused, the Minister shall give reasons for such refusal.

(6)           A transfer, assignment, pledge, or other encumbrance of a large-scale mining licence shall not take effect unless and until it is recorded under section 43.

(7)           Upon the registration of the transfer of a large-scale mining licence, the transferee shall assume and be responsible for all rights, liabilities and duties of the transferor under the large-scale mining licence.

PART  XIII                                -           RADIOACTIVE MINERALS

Provisions                                            120.           The provisions of this Act relating to exploration,
relating to                                           and mining of minerals shall apply to radioactive minerals with such
radioactive                                           modifications as are provided in this Part and as may be prescribed.
minerals.

Notification                                         121.           (1)           Where any radioactive mineral is discovered in the
of discovery                                course of exercising any right under this Act or any authority under
of radioactive                                any other enactment, the holder of the mineral right or such other
minerals.	authority shall immediately notify the Minister, but in any case not later than seven calendar days after the discovery.

(2)           Where any radioactive mineral is discovered on any land other than land subject to a mineral right, the owner or lawful occupier of the land shall as soon after he is aware of such discovery notify the Minister.

Report of                                            122.           The holder of a mineral right in respect of a radioactive
operation                                 mineral shall, within the first week of every month, furnish the
related to                                 Director with a report, in writing, of the exploration and mining radioactive  operations conducted by him in the immediately preceding month.
minerals.

Export or                                            123.           (1)           No person shall explore for or mine or treat or
disposal of                                 possess or export or import or otherwise dispose of any radioactive radioactive  mineral except under and in accordance with the terms and conditions minerals. of a permit granted by the Minister.

(2)	A permit issued under subsection (1) shall be in
such form and shall be subject to the payment of such fee as the
Minister may prescribe.

Offences                                            124.           (1)           Any person who contravenes any of the provisions against  of this Part or who obtains a permit referred to in section 123 by
this Part.                                means of any false statement or representation commits an offence and shall, on conviction, be liable in the case of a body of persons to a fine not less than one hundred thousand United States Dollars, or its equivalent in leones and in the case of an individual to a fine not less than twenty thousand United States Dollars, or its equivalent in leones, or to imprisonment for a term not exceeding ten years or to both such fine and imprisonment.

(2)           The court before which any person is convicted of an offence under subsection (1) shall order the forfeiture of any radioactive minerals which may have been obtained by the person convicted.

(3)           Any police officer not below the rank of an Assistant Superintendent and any authorised officer, may, without warrant, for the purposes of enforcing an offence under this Part -

(a)	enter and search any place where he has reasonable grounds to suspect that an offence under this Part has been or is about to be committed;

(b)	search and arrest any person whom he has reasonable grounds to suspect to have committed, or is about to commit an offence under this Part;

(c)	seize any radioactive mineral which he suspects to have been obtained contrary to the provisions of this Part; or

(d)	close any reconnaissance, exploration or mining operations which are being used or are about to be used in the commission of an offence under this Part.

PART XIV                                -           DREDGING FOR MINERALS

Provisions                                           125.           This Part shall be in addition to the provisions of this Act relating to relating to exploration for and mining of minerals.
dredging for
minerals.

Dredging                                            126.           (1)           No holder of a mineral right shall dredge any river, permit stream, watercourse, pond, lake or waters of the continental shelf or required. undertake any activity preparatory to or relating to dredging including flooding of an area without a dredging permit granted by the Minister.

(2)           Any person who contravenes the provisions of subsection (1) commits an offence and shall be liable on conviction to a fine not less than three hundred United States Dollars, or its equivalent in leones for every day during which the offence is committed.

Additional                                           127.           (1)           On an application for an exploration licence, the
information                                applicant shall indicate-
relating to
dredging.	(a)	in its proposed programme of dredging operations, whether its exploration operations will entail dredging and if so, whether the type or method of dredging would entail flooding;

(b)	the types of machines or equipment intended to be used in the dredging operations; and

(c)
whether dredging is the only economically viable process of exploration, in other words that that there is no other safe method of exploration in terms of damage to the environment and cost effectiveness.

(2)           On an application for an artisanal mining, small-scale mining, or large-scale mining licence, the applicant shall indicate-

(a)	in its proposed programme of dredging operations, whether its mining operations will entail dredging and if so, whether the type or method of dredging would entail flooding;

(b)	the types of machines or equipment intended to be used in the dredging operations; and

(c)	whether dredging is the only economically viable process of mining, in other words that that there is no other safe method of mining in terms of damage to the environment and cost effectiveness;

Application for                                   128.           (1)           An application for a dredging permit shall be made dredging permit. to the Mining Cadastre Office in the prescribed form.

(2)           An application for a dredging permit shall-

(a)	state the consequences of dredging including the destruction of monuments and relics, sacred places and burial grounds;

(b)	be accompanied by a performance bond as security for rehabilitation of mined out areas; and

(c)	be accompanied by the prescribed non-refundable application fee.

(3)           A dredging permit shall be issued on payment of such fee as may be prescribed and shall be separate and distinct from a mineral right.

(4)           A dredging permit may be issued with such conditions or restrictions as the Minister, may on the advice of the Minerals Advisory Board, think fit and endorse on the licence.

(5)           Any person who acts in contravention of any condition or restriction endorsed on a dredging permit commits an offence, and shall be liable on conviction to a fine not less than two thousand dollars, or its equivalent in leones, and the holder of the licence shall be liable for any damage which may have arisen in consequence of such contravention.

Cancellation	129.	On the conviction of any person under subsection (5) of
of dredging	section 128, the Minister may cancel the dredging permit.
permits.

Non-compliance	130.	Non-compliance with any lawful order, direction or
deemed as	notice given by the Minister under and by virtue of the conditions or
contravention.	restrictions endorsed upon the permit under subsection (4) of section 128 shall be deemed a contravention of such conditions or restrictions.

PART XV	-	PROTECTION OF THE ENVIRONMENT

Protection of	131.	(1)	In deciding whether or not to grant a mineral right,
natural	the Minister shall take into account the need to conserve the natural
resources to be	resources in or on the land over which the mineral right is sought, or in
taken into	or on neighbouring land.
account.
(2)	The Minister shall require an environmental impact
Act No. 11                      assessment licence as prescribed under with the Environment Protection
of 2008.	Agency Act, 2008 as a condition for granting a small-scale mining licence or a large-scale mining licence.

General duty                                       132.           (1)           Every holder of a mineral right shall carry on its
to protect                                operations in a manner that is reasonably practicable in order to
environment and                                minimize, manage and mitigate any environmental impact including
minimize                                but not limited to pollution resulting from such operations.
pollution.
(2)           Notwithstanding the generality of subsection (1), a holder of a mineral right shall be subject to all laws of the Republic concerning the protection of the environment.

Environmental                                    133.           (1)           In addition to any requirements set out in the
impact                                           Environment Protection Agency Act, 2008 an environmental impact assessment.
assessment prepared by a small-scale or large-scale mining licence applicant shall be based on environmental baseline assessment work, and shall contain the types of information and analysis reflecting international mining best practice which shall include-

(a)
a detailed description of the environment backed up with applicable measurements (air quality, water quality, etc.) to present a detailed documentation of the licence area environment prior to any mining operations;

(b)	a detailed description of the project including all phases of development, operations, reclamation and closure including but necessarily limited to:

(i)	data including detailed resource requirements and emissions;

(ii)	identification of the likely major environmental impacts, including but not limited to pollution;

(iii)	a review of residual and immitigable environmental impacts;

(iv)	a broad objective regarding each major environmental impact;

(v)	detailed objectives regarding each environmental impact so as to minimize or mitigate such impact;

(vi)	the means of achieving such broad and detailed environmental objectives;

(vii)	the means of achieving broad and detailed environmental and social objectives;

(viii)	the predicted or expected effect of each environmental mitigation activity;

(ix)	timetables for implementation;

(x)	projected budget and budget timetable to achieve environmental objectives;

(xi)	identification of employee position responsible for implementation of environmental mitigation;

(xii)	identification of the likely major social impacts;

(xiii)	mitigation measures for each major negative social impact;

(xiv)
the person or agency responsible for monitoring, the methodologies to be used for monitoring of potential negative impacts and the effectiveness of mitigation, and the source of funding for monitoring; and

(xv)	an environmental management programme.

(2)           Any mining licence applicant or mining licence holder required by this or any other law to submit an environmental impact assessment shall-

(a)	undertake to consult the public to introduce the project to the public and to verify possible impacts of the project from stakeholders’ perspectives, and

(b)
submit an updated environmental management programme for approval whenever required by any law, and whenever it proposes to make a change in its mining operations that would cause a need for a material change in such plan.

(3)           A copy of any environmental impact assessment and environmental management programme submitted by a mining licence applicant or a mining licence holder shall be considered non-confidential and shall be made available to the public at the Mining Cadastre Office.

Annual                                                134.           (1)           Any mining licence-holder who is required to
environmental                                prepare an environmental management programme shall in each report.
calendar year after the first year in which commercial production first occurs submit in triplicate to the Director an “Environmental Management Programme Report” covering each of the items listed in paragraph (b) of subsection (1) of section 133 indicating their current status.

(2)           An Environmental Management Programme Report shall be sufficiently detailed so that the Director can determine whether the environmental management programme is succeeding, and if the Director determines that the plan is not succeeding, the Minister may suspend the licence until such time as measures are taken to insure its success.

(3)           The Director shall provide a copy of any report submitted under subsection (1) to the Environmental Protection Agency.

(4)           Environmental Management Programme Reports shall be considered non-confidential and shall be made available to the public at the Mining Cadastre Office.

Diversion of	135.	(1)	The holder of a mining right shall not divert any
watercourse.	watercourse unless such diversion is part of a reconnaissance, exploration or mining programme approved by the Environmental Protection Agency.

(2)           Any person who contravenes subsection (1) commits an offence and shall be liable to a fine not less than four thousand United States Dollars or its equivalent in leones or to a term of imprisonment not exceeding twelve months or to both such fine and imprisonment.

Rehabilitation                                     136.           (1)           There may be included in a mineral right granted
of damaged                                under this Act such conditions relating to-
areas.
(a)
the rehabilitation, reinstatement, levelling, regressing, reforesting and contouring of any part of the exploration, artisanal mining, small-scale mining or large-scale mining licence area that may have been damaged or deleteriously affected by exploration or mining operations; and

(b)	the filling in, sealing or fencing off, of excavations, shafts and tunnels, as may be prescribed, or as the Minister may, in any particular case, determine, or as may be agreed.

(2)           Pursuant to section 133 the Minister shall require all small-scale and large-scale mining licence-holders to provide, within such time as prescribed, financial assurance for the performance against any obligations deriving from an environmental impact assessment and management plan.

(3)           The amount of financial assurance required under subsection (2) will be determined by the environmental impact assessment and management plan and may be varied from time–to-time to take into consideration the changing costs of performance of any condition.

(4)           The forms of financial assurance acceptable under this section may be any or a combination of the following-

(i)           surety bond;
(ii)           trust fund with pay-in period;
(iii)           insurance policy;
(iv)           cash deposit;
(v)           annuities.

(5)           Where a licence-holder is obligated to provide a financial assurance under this section and fails to do so, The Director shall-

(a)	cause to be served, on the licence-holder a notice of demand; and

(b)	cause a note of the service of the notice to be endorsed in the mining cadastre register.

(6)           If by the end of the period specified in the notice of demand under subsection (5) the financial assurance required from the licence-holder under this section-

(a)	has been provided, the notice shall thereupon cease to have effect, and the Director shall cause the registry endorsement to be cancelled;

(b)	has not been provided, the mining licence shall be liable to cancellation by the Minister.

Direction to                                         137.           (1)           Where a mineral right over any land is wholly or
comply with                                partly determined or cancelled, or expires, the Minister may by notice
conditions of                                           served on the person who is or was the last holder of the mineral right,
mineral rights                                direct him to take such steps within such time as may be specified in
for protection                                           the notice, to give effect, in relation to the land which is no longer
of the                                subject to the mineral right, to any conditions included in the mineral
environment.                                           right.

(2)           Any person to whom a direction is given under subsection (1) who, without reasonable excuse, fails or neglects to comply with the direction commits an offence and is liable on conviction-

(a)	in the case of an individual, to a fine not less than three thousand dollars, or its equivalent in leones, or to imprisonment for a term of two years, or to both; or

(b)	in the case of a body corporate to a fine not less than thirty thousand dollars or its equivalent in leones.

(3)           If a person to whom a direction is given under subsection (1) does not comply with the direction, the Minister may cause to be taken any steps specified in the notice containing the direction.

(4)           Costs and expenses incurred pursuant to subsection (3) in taking any steps referred to in that subsection are a debt due to the Republic and are recoverable in a court of competent jurisdiction.

(5)           In any proceedings instituted for the recovery from a person to whom a direction was given under subsection (1) of a debt due by that person to the Republic under subsection (4), a certificate of the Minister that a specified amount is the amount of the debt due shall be admissible as evidence of that fact; but without prejudice to the right to adduce evidence in rebuttal.

(6)           A debt due by any person to the Republic under subsection (4) is recoverable notwithstanding that person is convicted of an offence under subsection (2).

(7)           Where two or more persons constitute, or constituted, the holder of a mineral right, those persons are jointly and severally liable for the payment of any costs and expenses which may be recovered under this section from the person who is or was the last holder of the mineral right, but without prejudice to any right to contribution existing between them.

PART  XVI                                -           COMMUNITY DEVELOPMENT

General	138.	The holder of a small-scale or large-scale mining licence
obligation to                                           shall assist in the development of mining communities affected by its promote operations to promote sustainable development, enhance the general community welfare and the quality of life of the inhabitants, and shall recognize and development. respect the rights, customs, traditions and religion of local communities.

Where                                                 139.           (1)           The holder of a small-scale or large-scale mining community licence is required to have and implement a community development development agreement with the primary host community if its approved mining agreement isoperation will or does exceed any of the following limits-
required.
(a)	in the case of extraction of minerals from primarily alluvial deposits, where annual throughput is more than one million cubic metres per year;

(b)
in the case of underground mining operations, where annual combined run-of-mine ore and waste production is more than one hundred thousand tonnes per year (waste material not exiting mine mouth to be excluded);

(c)
in the case of open-cast mining operations extracting minerals from primarily non-alluvial deposits, where annual combined run-of-mine ore, rock, waste and overburden production is more than two hundred and fifty thousand tonnes per year; or

(d)	where the licence holder employs or contracts more than one hundred employees or workers at the mine site on a typical working day (including all shifts).

(2)           The primary host community is the single community of persons mutually agreed by the holder of the small-scale or large-scale mining licence and the local council, but if there is no community of persons residing within thirty kilometres of any boundary defining the large-scale mining licence area, the primary host community shall be the local council.

(3)           If the holder of the small-scale or large-scale mining licence and local council cannot agree on which community is the primary host community, the licence-holder may notify the Minister requesting clarification, and the Minister shall notify the licence-holder and local council within sixty calendar days from the date of such notice, specifying which community is the primary host community.

(4)           The holder of the small-scale or large-scale mining licence shall expend in every year that the community development agreement is in force no less than one tenth of one percent of the gross revenue amount earned by the mining operations in the previous year to implement the agreement, and such amount and a breakdown of expenditures shall be reported to the Minister annually as may be prescribed.

Content of                                           140.           (1)           The holder of a small-scale or large-scale mining community licence who is required to have a community development agreement development shall negotiate with the primary host community the terms of the agreement. agreement, and such agreement shall include the following-

(a)	the person, persons or entity who represent the primary host community for the purposes of the community development agreement;

(b)	the objectives of the community development agreement;

(c)	the obligations of the licence-holder with regard to the primary host community including but not necessarily limited to-

(i)	undertakings with respect to the social and economic contributions that the project will make to the sustainability of the community;

(ii)	assistance in creating self-sustaining, income-generating activities, such as but not limited to, production of goods and services needed by the mine and the community;

(iii)	consultation with the community in the development of mine closure measures that seek to prepare the community for the eventual closure of the mining operations;

(d)	the obligations of the primary host community with regard to the licence-holder;

(e)
the means by which the community development agreement shall be reviewed by the licence-holder and primary host community every five calendar years, and the commitment to be bound by the current agreement in the event that any modifications to the agreement sought by one party cannot be mutually agreed with the other party;

(f)
the consultative and monitoring frameworks between the licence-holder and the primary host community, and the means by which the community may participate in the planning, implementation, management and monitoring of activities carried out under the agreement; and

(g)
a statement to the effect that both the licence-holder and primary host community agree that any dispute regarding the agreement shall in the first instance be resolved by consultation between the licence-holder and the primary host community representative(s), and if this fails to resolve the dispute, either party may submit the matter for the Minister, in consultation with the local council, to decide, and the decision of the Minister shall be final and binding on the licence-holder and the primary host community.

(2)           A community development agreement shall take into account the unique circumstances of the licence holder and primary host community, and the issues to be addressed in the agreement may include the following issues-

(a)	educational scholarship, apprenticeship, technical training and employment opportunities for the people of the community;

(b)	financial or other forms of contributory support for infrastructural development and maintenance such as education, health or other community services, roads, water and power;

(c)	assistance with the creation, development and support to small-scale and micro enterprises;

(d)	agricultural product marketing;

(e)	methods and procedures of environment and socio-economic management and local governance enhancement; and

(f)	other matters as may be agreed.

(3)           A community development agreement may not address any of the following matters-

(a)	the imposition of any additional rent, fee, or tax for the benefit of the primary host community;

(b)
the provision of any passenger car, truck, or four-by-four vehicle to any individual of the host community or to the host community, other than a specialized purpose vehicle such as an ambulance, fire engine, or bus;

(c)	the provision of any monetary amount, service, good, or facility for the sole benefit of an individual or single family unit.

Approval of                                           141.           (1)           A community development agreement agreed and
community                                signed by the authorized representatives of a small-scale or large-scale development mining licence and its primary host community shall be submitted for
agreement.	approval to the Minister who shall, if the agreement meets the requirements set out in this Part, approve such agreement within forty-five calendar days of it being submitted.

(2)           If the community development agreement is not approved, the Minister shall notify the holder of the small-scale or large-scale mining licence and the primary host community representative and such notice shall contain the specific reasons for denial and the means or directions by which such reasons may be corrected.

(3)           The holder of the small-scale or large-scale mining licence and host community representatives may submit any number of revised agreements.

(4)           If the holder of the small-scale or large-scale mining licence and its primary host community fail after reasonable attempts to conclude a community development agreement by the time the licence-holder is ready to commence development work on the mining licence area, the licence-holder or the primary host community may refer the matter, jointly or individually, by notification to the Minister for resolution, and the decision of the Minister, in consultation with the local council, thereon shall be final.

(5)           A notification under subsection (4) from either or both parties shall include the draft community development agreement proposed by the party, description of the efforts to negotiate an agreement, issues that have been agreed, issues which have not been agreed, and proposals to resolve issues, and the Minister shall determine the matter within sixty calendar days of such notification.

(6)           The holder of the small-scale or large-scale mining licence shall provide a copy of the community development agreement approved by the Minister to the Director within thirty calendar days of the date on which such agreement was approved, and the agreement shall be considered non-confidential and available to the public at the Mining Cadastre Office.

PART XVII                                -           HEALTH AND SAFETY

Duty of                                           142.           Every holder of a mineral right shall-
holders of
mineral right                                                                           (a)           provide and promote conditions for safe
to ensure                                                                           operation and a healthy working
safety of workers.                                                                           environment;

(b)	institute measures necessary to secure, maintain and enhance health and safety;

(c)
ensure, as far as reasonably practicable, that the mine is commissioned, operated, maintained and decommissioned in such a way that workers can perform their work without endangering the health and safety, of themselves or of any other person;

(d)	ensure that persons who are not employees, but who may be directly affected by the activities at the mine are not exposed to any hazards to their health and safety;

(e)	ensure that all persons working at the mine have the necessary skills, competence and resources to undertake their work safely and to ensure the safety of others;

(f)	if the mine is not being worked, take all reasonable steps to continuously prevent injury, ill-health, loss of life and damage of any kind from occurring at or because of the mine; and

(g)	establish a policy for the compensation of injured workers.

Duties of                                           143.           Every person who works at a reconnaissance,
workers at                                exploration or mining operation shall-
mines.
(a)	comply with all measures and procedures prescribed or instituted by or on behalf of the holder of a mineral right to ensure health and safety at the mine;

(b)	take reasonable care to protect their own health and safety and the health and safety of other persons who may be affected by any act or omission of that person;

(c)	use and take proper care of all health and safety facilities and equipment provided for the protection, health and safety of that person and other workers;

(d)
report promptly to his immediate supervisor, if any, or to the relevant authority, any situation which he believes could present a risk to health and safety and which is not within his competence to control;

(e)	co-operate with any person to permit compliance with the duties and responsibilities placed on that person in terms of this Act; and

(f)	comply with such health and safety measures as may be prescribed.

Rights of                                             144.           Every person who works at a mine shall have a right to
workers at                                leave the mine when circumstances arise which appear to him, with
mines.	reasonable justification to pose a serious danger to the health or safety of that person.

Protection from                                  145.           (1)           No person may discriminate against any discrimination. employee for-

(a)	exercising a right in terms of this Act or in terms of a collective agreement under this Act or under any other law;

(b)	doing anything that the employee is entitled to do in terms of this Act or in terms of a collective agreement under this Act or under any other law;

(c)	refusing to do anything that the employee is entitled to refuse to do in terms of this Act or in terms of a collective agreement under this Act or under any other law; or

(d)	refusing to do anything that the employee is prohibited from doing in terms of this Act or in terms of a collective agreement under this Act or under any other law;

(2)           For the purposes of this section-

(a)
“discriminate” means to dismiss an employee or to engage in any other conduct which has the effect of prejudicing or disadvantaging the employee, or which prejudices or disadvantages the employee relative to other employees; and

(b)	“employee” includes any applicant for employment who has previously been employed at a mine.

Duty to report                                     146.           (1)           Where there is an accident in connection with any accidents. operations under a mineral right involving the loss of life or serious injury to any person the holder of the mineral right shall report to the Director or an authorised officer as soon as possible.

                              (2)           For the purposes of subsection (1), the expression serious injury means injury likely to result in the injured person being incapacitated from doing his usual work for at least fourteen calendar days.

(3)           Every holder of a mineral right shall keep and maintain records of every report made pursuant to subsection (1) for at least five years.

(4)           Every person who contravenes subsection (1) commits an offence.

Health and                                           147.           (1)           The Minister shall by statutory instrument make
safety                                regulations for securing as far as practicable the health  and safety of
regulations.	employees and other persons at reconnaissance, exploration and mining operations.

(2)           Without prejudice to the generality of subsection (1),  regulations may provide for-

(a)	promoting a culture of health and safety;

(b)	providing for the enforcement of health and safety measures;

(c)	giving effect to international legal obligations of the Republic relating to mining health and safety;

(d)	providing for appropriate systems of employee, employer and government participation in health and safety matters;

(e)	providing for effective monitoring systems and inspections, investigations and inquiries to improve health and safety in the mining sector;

(f)	promoting training and human resources development;

(g)	regulating employers' and employees' duties to identify hazards and eliminate, control and minimise the risk to health and safety;

(h)	entrenching the right to refuse to work in dangerous conditions;

(i)	the safety of the public and the safety and welfare of persons employed in mines and the carrying on of mineral operations in a safe proper and effective manner;

(j)	the reporting of accidents;

(k)	the protection of shafts, pits, tunnels, excavations and such other dangerous places in mines; and

(l)	the examination of mines by authorised officers.

PART XVIII                                           -           FINANCIAL

Royalties.                                           148.           (1)           Subject to this Act, the holder of a mineral right
right shall pay to the Government royalty in respect of any mineral obtained by him pursuant to his mineral right.

(2)           Royalty is payable pursuant to subsection (1) shall be the following percentages of market value as defined in subsection (3) below-

(a)	15% for special stones, defined as those precious stones whose market value is above five-hundred thousand United States Dollars;

(b)	6.5% for precious stones;

(c)	5% for precious metals;

(d)	3% for all other minerals.

(3)           The term “market value” shall for the purposes of calculation of royalty be the sale value receivable in an arms length transaction without discount, commissions or deductions for the mineral or mineral products on disposal as defined in regulations.

Act No. 8                                       (4)           Subject to the Income Tax Act, 2000, royalty
2000
payable in pursuance of subsection (1) shall constitute an operating cost of the mineral right holder and shall be allowed as a deductible expense in ascertaining his net chargeable income for income tax purposes provided that royalty shall not be imputed as part-payment of any tax on income.

Exemption from                                  149.           The Director may exempt from liability with respect to
payment                                royalty for samples of minerals acquired for the purpose of assay,
of royalties.                                           analysis or other examination or testing.

Provisional                                           150.           (1)           Where for any reason it is impracticable to assess royalties.  the amount of any royalty due, the Minister may assess a provisional royalty.

(2)           Where any royalty due has been ascertained, the holder of the mineral right concerned shall pay any sum which may be required to complete such ascertained royalty or be entitled to be repaid any sum paid in excess of the ascertained value.

Prohibition                                           151.           (1)           If the holder of a mineral right fails to pay any
on disposal                                royalty on or before the due date or any extension allowed by the
of minerals.                                Minister, the Minister may order, by notice served on the holder of the mineral right, prohibit the disposal of any mineral in the possession of such holder until all outstanding royalty has been paid or until an arrangement has been made, acceptable to the Minister for the payment of the royalty, and the holder shall comply with the notice.

(2)           Any holder of a mineral right who contravenes or fails to comply with the provisions of an order given under subsection (1) and any person who, knowing of such an order and contrary to it receives any mineral from the holder or from the area that is subject to the mineral right, commits an offence and shall on conviction be liable to a fine not less than two thousand United States Dollars or the equivalent in leones or to a term of imprisonment not exceeding two years or to both, in the case of an individual, or a fine not less than twenty thousand United States Dollars, or the equivalent in leones, in the case of a body of persons or body corporate.

Annual                                                152.           (1)           There shall be payable to the Government by the charge in holder of any mineral right an annual charge of such amount as may respect of be prescribed.
mineral rights.
(2)           The annual charge payable pursuant to subsection (1) shall be payable on the grant of a mineral right and after that annually on the anniversary of the grant until the termination of the mineral right.

Submission                                         153.           (1)           A holder of a large-scale mining licence shall
of financial	deliver to the Director and the Commissioner-General of the
agreements.
National Revenue Authority, certified copies of all sales, management, commercial and other financial agreements in excess of fifty thousand United States Dollars or equivalent concluded with any other person, including affiliates of the holder and relating to mining  operations carried on by such holder.

(2)           The agreements referred to in subsection (1) shall be submitted to the Director and the Commissioner-General of the National Revenue Authority within thirty calendar days after the execution of such agreements, and shall be kept confidential.

Arms-length                           154.           (1)           Subject to subsection (3), the holder of a mineral
sales.                                right shall sell mineral products obtained under its mining operations-

(a)	in accordance with generally accepted international business practices;

(b)	for exported minerals, at the best available international market prices at the time the contract for sale is made;

(c)	for exported minerals, on the best international terms compatible with world market conditions and conditions obtainable in the circumstances.

              (2)           Subject to subsection (3), the holder of a mineral right shall make sales commitments to affiliates only at prices based on or equivalent to arms length sales to non-affiliated purchasers and in accordance with such terms and conditions on which agreements would be made if the parties had not been affiliated.

              (3)           The provisions of this section shall apply to holders of large-scale mining licences having a capital expenditure of not less than US$5 million.

             (4)           Where the Minister considers the realised price does not comply with subsections (1) and (2) the Minister, on the advice of the Minerals Advisory Board, shall determine the appropriate price.

Separate                                              155.           (1)           The chargeable income for any year of assessment
accounting for                                of a holder of a large-scale mining licence shall be calculated separately
all large-scale                                           for each large-scale mining licence under which licence such holder shall
mining licences.	maintain separate balance sheets, statements and books of accounts for each large-scale mining licence under which mining operations are carried on.

(2)
A holder of a mineral right, other than a large-scale mining licence may elect, by informing the Commissioner of Income Tax in writing, to have the provisions of the subsection (1) apply to him in respect of his mineral right.

(3)
A holder of a mineral right to whom this Act applies may, on application for the relevant mining licence, elect to maintain his accounts and be assessed for taxation and other Government impositions in United States Dollars and such holder shall, for the duration of the licence, account in, and make all payments to the Government in that currency.

(4)
Notwithstanding the provisions of subsection (1), a holder of a large-scale mining licence may, with the Minister’s approval, deduct exploration expenditure in determining chargeable income attributable to any large-scale mining licence provided the expenditures were incurred by the licence holder on reconnaissance and exploration licences within Sierra Leone.

Security for                                        156.           The Minister may from time to time, on the advice of the
compliance.
Minerals Advisory Board, make such arrangements as appear appropriate to secure that the holder of a mineral right complies with this Act, and in particular may accept guarantees, whether from shareholders or otherwise, in respect of such compliance.

Recovery of                                         157.           (1)           Royalties, import duty and any annual charge
royalties,	payable under this Part, are debts due to the Government and are
taxes,	recoverable in a court of competent jurisdiction.
duties, etc.
(2)	In proceedings pursuant to subsection (1), a
certificate of the Minister certifying that a charge of a specified amount, is payable by an identified person shall be received as evidence of the fact but without prejudice to the right to adduce evidence in rebuttal.

(3)           Where two or more persons constitute the holder of a licence when royalty becomes payable, those persons are jointly and severally liable for the payment of royalty or any annual charges but without prejudice to any right to contribution pursuant to any agreement, express or implied, existing between them.

Minister may                                     158.           (1)           Where the Minister has reason to believe that a
require                                person is capable of giving information or producing or making
information                                available books or documents relating to minerals obtained, or the
to be furnished.	value of minerals obtained, he may by instrument in writing served on that person, order the person-

(a)	to furnish to him in writing, within the period and in the manner specified in the instrument, any such information;

(b)
to attend before him or a person specified in the instrument, at such time and place as is so specified and there to answer questions relating to minerals obtained, or the value of minerals obtained; or

(c)
to produce or make available to a person specified in the instrument, at such time and place as is so specified, books or documents in his custody, power or control relating to minerals obtained or the value of minerals obtained.

(2)           A person is not excused from furnishing information, answering a question or producing or making available books or documents when required to do so under this section, on the ground that the information so furnished, the answer to the question or the production or making available of any books or documents might tend to incriminate him or make him liable to a penalty but the information so furnished is not admissible in evidence against him in any proceeding other than proceedings for an offence against this section.

(3)           Where books or documents are made available pursuant to the requirement under paragraph (c) of subsection (1) the person to whom the books or documents are made available may make copies of or take extracts from, the books or documents.

(4)	No person shall-

(a)	refuse or fail to comply with a requirement under subsection (1) to the extent to which he is capable of complying with it;

(b)	in purported compliance with such a requirement, knowingly furnish information that is false or misleading in a material particular; or

(c)	when attending before the Minister or any person in pursuance of such a requirement knowingly make a statement or produce books which are, false or misleading in a material particular.

(5)           Any person who contravenes subsection (4) commits an offence and shall be liable on conviction to a fine of not less than five hundred United States Dollars or its equivalent in leones or imprisonment for a term of two years, or to both such fine and imprisonment.

Transparency                                    159.           For the purpose of realising its objectives under this Act,
in the extractive                                the Minister shall-
industry.
(a)	develop a framework for transparency in the reporting and disclosure by persons engaged in the extractive industry, of revenue due to or paid to Government;

(b)
request, as may be deemed necessary, from any person engaged in the extractive industry, an accurate record of the cost of production and volume of sale of minerals extracted by such person at any period;

(c)	request from any person engaged in the extractive industry, an accurate account of money paid by and received from such person at any period, as revenue accruing to the Government for that period;

(d)	ensure that all payments due to the Government from a person engaged in the extractive industry, including taxes, royalties, dividend, bonuses, penalties, levies and such like, are duly made; and

(e)	disseminate by way of publication or otherwise, records, reports or any information concerning the revenue of the Government from the extractive industry, at least annually.

Duty to report                                    160.           (1)           A person engaged in the extractive industry shall
revenue                                submit to the Minister not later than fifteen calendar days after the end
payments to                                           of each quarter of a year-
Government.
(a)	a general report on his activities and revenue payments made to the Government, including taxes, royalties, dividends, bonuses, penalties, levies and such like for that period; and

(b)
a report on payments made to landowners, lawful occupiers, Paramount Chiefs, or Chiefdom Committees, including surface rents, development project contributions, material contributions towards vehicles, buildings or other civil works.

(2)           A person engaged in the extractive industry who-

(a)	fails to comply with subsection (1); or

(b)	gives false or misleading information or report regarding its volume of production, sales and income; or

(c)	renders a false statement of account resulting in the underpayment of revenue accruable to Government,

commits an offence and shall be liable on conviction to a fine not less than ten thousand United States Dollars or its equivalent in leones or to imprisonment for a term not exceeding one year in the case of an individual, to a fine not less than twenty thousand United States Dollars or its equivalent in leones, in the case of a co-operative, and to a fine not less than forty thousand United States Dollars or its equivalent in leones in the case of a body corporate.

Definitions.                                           161.           For the purposes of sections 159 and 160, “a person
engaged in the extractive industry” includes any agency or body responsible for payment or reporting of payment of extractive industry revenues to Government; and “extractive industry” includes the business of reconnaissance, exploration, mining, extracting, processing and distributing minerals and gas.

Government                                           162.           (1)           The Government of Sierra Leone shall have the participation. option to acquire on such terms as shall be agreed upon between the
holder of a large-scale   mining licence and the Government, shareholding interest in any large-scale mining operations.

(2)           Any agreement concluded under subsection (1) shall be done with the advice of the Minerals Advisory Board and with the concurrence of the Minister of Finance.

PART   XIX                                -           MISCELLANEOUS

Preference for                                   163.           The holder of a mineral right shall in the conduct of
Sierra Leone                                           his mining operations give preference to-
products.
(a)	materials and products made in Sierra Leone;

(b)	service agencies located in Sierra Leone and owned by-

(i)           Sierra Leoneans;

(ii)	companies or partnerships incorporated or registered in Sierra Leone; and

(iii)           Public Corporations.

Employment                                        164.           (1)           Citizens of Sierra Leone possessing the necessary
and training of                                qualifications and experience shall be given preference for employment
Sierra Leone                                in all phases of operations under a mineral right, and in accordance with
citizens.                                 the national labour laws.

(2)	A holder of a mineral right shall not import unskilled labour for the carrying out of any of its operations undertaken under the mineral right.

(3)           A holder of a mineral right shall not employ or in any way use child labour.

(4)
A holder of a small-scale mining licence or large-scale mining licence shall carry out a scheme of training and employment of local employees in each phase and level of operations taking into account the requirements of safety and the need to maintain acceptable standards of efficiency in the conduct of the operations.

(5)
The training programme shall provide appropriate instruction and training to ensure the advancement of Sierra Leonean employees in the skilled technical, supervisory, administrative and managerial categories.

(6)
A holder of a small-scale mining licence or large-scale mining licence shall submit an annual written report to the Director describing the number of personnel employed, their nationality, their positions and the status of training programmes for citizens of Sierra Leone.

(7)
Failure by a holder of a mineral right to comply with the provisions of subsection (3), (4) or (5) shall be regarded as a material breach and if such person is the holder of a small-scale mining licence or large-scale mining licence, the licence may be suspended or cancelled.

Removal of	165.	(1)	Minerals shall not be removed from any land from
minerals.	which they have been obtained, nor disposed of, in any manner, except-

(a)	subject to subsection (2), by the holder of a mineral right for the purpose of sampling or analysis;

(b)	by the holder of a mineral right in accordance with the terms of the mineral right concerned;

(c)	as authorised by the Minister for scientific or research purposes; and

(d)	as otherwise permitted by this Act.

                              (2)           The holder of a mineral right shall not, pursuant to paragraph (a) of subsection (1) take or send out of the country samples without the written consent of the Minister.

(3)           Any person who contravenes subsection (1) or (2) commits an offence and is liable on conviction to a fine not exceeding two thousand dollars or its equivalent in leones or to a term of imprisonment not exceeding twelve months or to both such fine and imprisonment.

Preservation                                       166.          (1)           The holder of a mineral right shall preserve all
of samples and                                cores and drilling samples, except for such amounts as may be cores.
required for assaying and testing and, at such time as he no longer requires them, or upon the expiry, surrender or cancellation of the right, to advise the Director and the Director of Geological Survey.

(2)           On receiving such advice, the Director or the Director of Geological Survey may within thirty days request that the cores and drilling samples (or such of them as are required) to be provided to him, and the holder of the tenement shall comply with such a request at his own cost.

Discovery                                           167.           (1)           Any person who finds any precious mineral in a
of precious                                mining area shall forthwith deliver such precious mineral to the holder
minerals.                                of the mineral right in respect of that area.

(2)           Where the holder of the mineral right referred to in subsection (1) is unidentifiable or cannot be found, the finder of the precious mineral shall forthwith surrender the precious mineral to the Director or a duly authorised officer, but in any event not later than seventy two hours after finding the precious mineral.

(3)           Any person who finds any precious mineral in or on any land which is not the subject of a mineral right, the finder shall forthwith report to the Director and surrender the precious mineral but in any event not later than seventy two hours after finding the precious mineral.

(4)           Any person who fails to comply with any of the  provisions of subsections (1), (2) and (3) shall be presumed to be in unlawful possession of precious minerals and unless the contrary is proved, shall be proceeded against and punished in accordance with this Act.

(5)           A finder of a precious mineral who complies with the provisions of this section shall be entitled to forty percent of the value of the precious mineral and shall be presumed to be in lawful possession of the precious mineral.

Unlawful	168.	(1)	Any person who is in possession of any precious
possession of	mineral and who fails to prove that he is in lawful possession of such
precious	mineral commits an offence.
minerals.
(2)	For the purpose of subsection (1)-

(a)
a labourer or tributer employed by the holder of an artisanal, small-scale or large-scale mining licence shall not be deemed to be in lawful possession of a precious mineral unless such mineral is in his possession within the actual workings in the mineral right area;

(b)
the holder of an artisanal, small-scale or large-scale mining licence or its duly authorised agent as the case may be, shall not be deemed to be in lawful possession of the precious mineral unless such mineral is in its possession-

(i)	within the actual workings of its mineral right area;

(ii)	within its registered place of business; or

(iii)	any other place used to exercise the rights vested in it in respect of such minerals by virtue of the licence.

(3)           Subject to section 167 and this section, no other person shall be deemed to be in lawful possession of a precious mineral unless such mineral is in his possession under and in accordance with the terms of a valid mineral right or minerals licence issued under this Act.

(4)           Any person who commits an offence under this section shall be liable on conviction to imprisonment for a term not less than three years.

(5)           In addition to the penalty imposed in subsection (4) for an offence committed under this section, any precious minerals in connection with which the offence was committed shall be forfeited to the State.

Smuggling of	169.	(1)	No person shall smuggle any precious minerals out
precious	of Sierra Leone.
minerals.
(2)	A person smuggles precious minerals if he-

(a)	exports any precious mineral the exportation of which is prohibited by any enactment; or

(b)
exports any precious mineral the exportation of which is subject to any licence, permit or condition, whether or not such condition is endorsed on any licence or permit or where such exportation is effected without or in contravention of such licence or permit or contrary to or without fulfilling such condition.

(3)           Any person who contravenes subsection (1) commits an offence and is liable on conviction to imprisonment for a term of not less than five years.

(4)           In addition to any other penalty imposed in subsection (3), where an offence is committed under this section-

(a)	any precious minerals in connection with which the offence was committed shall be forfeited to the State; and

(b)	any licence or permit held by the person convicted shall be revoked by the Court.

(5)           For the avoidance of doubt, the provisions of this section shall not prevent the accused or any precious mineral or other article or thing involved in the commission of any act referred to in subsection (1) from being dealt with under any other enactment; and the provisions of this section shall be deemed to be in addition to any other enactment relating to the matter.

(6)           Nothing in subsection (5) shall be construed to permit the accused person being punished more than once in criminal proceedings in respect of the same act.

Miscellaneous	170.	(1)	Any person who places or deposits or is an
offences.	accessory to the placing or depositing of any mineral in any spot or place for the purpose of misleading any person as to the nature naturally occurring at such spot or place, or who shall mingle with any sample of metal, mineral or ore any substance which will increase or decrease the value or in any way change the nature of the said metal, mineral or ore, with intent to defraud any person, commits an offence and shall be liable to a fine not less four thousand United States Dollars or its equivalent in leones or to a term of imprisonment not exceeding two years.

          (2)           Any person who falsely represents that he has obtained the grant of a mineral right and thereby induces or attempts to induce any person to invest capital in any company or syndicate connected therewith shall in addition to any possible liability to civil action or criminal prosecution, be liable to forfeit any claim to the grant of such mineral right.

          (3)           Any person who without lawful authority wilfully breaks, defaces or removes, or in any way interferes with any boundary mark, beacon, pillar, peg or post erected for any of the purposes of this Act or under any regulations made under it, or removes or alters any such mark, beacon, pillar peg or post after it has been delineated on a plan or survey, commits an offence and is liable to a fine not less than two thousand United States Dollars or its equivalent in leones or to imprisonment for a term not exceeding twelve months or to both such fine and imprisonment.

(4)           The holder of a large-scale mining licence who fails to notify the Director of any further deposits of the mineral or associated mineral for which he holds the licence or of the discovery of any other mineral as required by this Act commits an offence and shall be liable on conviction to a fine not less than ten thousand United States Dollars or its equivalent in leones.
                      (5)           Any person who-

(a)	interferes with any reconnaissance, exploration or mining operations authorised by or under this Act;

(b)	obstructs any holder of a mineral right or permit in the exercise of any right conferred by or under this Act;

(c)	interferes with any machinery plant, works or property established on, in under or over any land in exercise of a right conferred by or under this Act; or

(d)	commits any breach of any of the provisions of this Act for which breach a penalty is not expressly provided,

commits an offence and shall be liable on conviction to a fine not less than four thousand United States Dollars or its equivalent in leones or to imprisonment for a term not exceeding twelve months or to both such fine and imprisonment.

(6)           Any holder of a mineral right that employs or uses child labour commits an offence and shall be liable on conviction to a fine not less than eight thousand United States Dollars or its equivalent in leones or to a term of imprisonment not exceeding twenty four months or to both such fine and imprisonment.

Offences in                                           171.           A person who wilfully-
relation to
registration.	(a)	makes, or causes to be made or concurs in making, a false entry in the mining cadastre; or

(b)	produces or tenders in evidence a document falsely purporting to be a copy of or extract from an entry in the mining cadastre or of or from an instrument lodged with the Director,

commits an offence and shall be liable on conviction to a fine not less than two thousand United States Dollars or its equivalent in leones or to imprisonment for a term not exceeding six months, or to both.

Failure to                                            172.           Any person who fails to deliver any document required
deliver                                 to be delivered under this Act within fourteen calendar days of   documents.  being called upon to do so by the Director, commits an offence and shall be liable on conviction shall be on conviction to a fine not less than two thousand United States Dollars or its equivalent in leones or to imprisonment for a term not exceeding six months, or to both.

General                                               173.           (1)           Any person who commits an offence under this Act penalty. for which no penalty is expressly provided shall, on conviction be liable to a fine not less than two thousand United States Dollars or its equivalent in leones or to a term of imprisonment not exceeding twelve months or to both such fine and imprisonment.

(2)           Where an offence under this Act is committed by a body of persons then-

(a)
where the body of persons is a body corporate other than a partnership, every member of the governing body of that body corporate and every director, manager or similar officer of that body shall also be guilty of the offence; and

(b)	where the body of persons is a partnership, every partner shall also be guilty of the offence.

(3)           No person shall be guilty of an offence by virtue of subsection (1) if he proves that the act in respect of which he is charged was committed by some other person without his consent or connivance and that he exercised all due diligence to prevent the commission of the offence, as he ought to have exercised having regard to all the circumstances.

Liability of                                           174.           Whenever it is proved to the satisfaction of a court having
employer for                                           jurisdiction that an offence against this Act has been committed by
offences                                a person employed by the holder of a mineral right, such holder of the
committed                                mineral right shall also be held liable for such offence and subject to
by his                                           the penalty provided for it, unless the holder proves to the satisfaction servants.
of such court that the offence was committed without his knowledge or consent and that he had taken all reasonable measures to prevent the commission of the offence (except that nothing in this section shall be deemed to exempt the person who commits the offence from any penalty prescribed for it).

Review of                                           175.           With the exception of subsection (2) of section 86 any  decision of decision or order of the Minister under this Act may be reviewed upon the
Minister.	application of any affected party to the High Court which shall hear and determine the issue de novo but such application must be made within sixty calendar days of the date of such decision or order.

PART  XX                      –            REGULATIONS

Regulations.                                      176.           (1)           The Minister may make regulations for the
conservation and development of mines and minerals and for the purpose of giving effect to the provisions of Act.

(2)           Without prejudice to the generality of subsection (1) regulations may provide for or with respect to-

(a)	prescribing anything which in terms of this Act is to or may be prescribed;

(b)	the manner in which applications under this Act shall be made, form of documents required and information to be supplied by applicants;

(c)	the shape and size of blocks and areas over which mineral rights may be granted;

(d)	the mining cadastre;

(e)	the manner in which areas and boundaries shall be marked, beaconed and surveyed and the fees payable in respect of such surveys;

(f)	the renewal, transfer, assignment and surrender of mineral rights;

(g)	the form and required content of applications, mineral rights, and reports;

(h)	the returns to be rendered and the nature of the accounts, books and plans to be kept by the holders of mineral rights;

(i)	the valuation, sampling, weighing and testing of minerals;

(j)	the method of calculation of the amount of royalties and the manner and time of payment thereof;

(k)	the fees to be paid in respect of any matter or thing done under this Act;

(l)	the examination of mines by authorised officers;

(m)	the proper and efficient working of reconnaissance licence areas, exploration licence areas, mining areas and mines;

(n)	the avoidance of wasteful mining practices or wasteful metallurgical practices;

(o)	the penalties for offences against the regulations and anything which is to be prescribed.

(3)           The Minister shall, in consultation with the Board of the Environmental Protection Agency, make regulations restricting or prohibiting exploration or mining operations for environmental reasons and setting out terms and conditions of environmental impact assessment required under this Act.

(4)           Regulations under paragraph (j) of subsection (2) may-

(a)	prohibit the export of any mineral unless or until the royalty payable on it has been paid or secured;

(b)	specify the person or persons by whom royalty shall be payable and may specify whether two or more persons are jointly and severally liable to pay such royalty;

(c)	provide for the examination of mineral consignments and the issue of export permits in respect thereof;

(d)	provide for the remission or refund of royalty or any part thereof in any case or class of case and the manner in which and conditions on which such remission or refund may be made;

(e)	confer upon any public offer specified in it such powers of inspection and enquiry as may be reasonably necessary.

Power of                                              177.            (1)           With regards to mining operations for precious
Minister to                                minerals the Minister may make regulations-
make special
regulations                                                                (a)           empowering the holder of the mineral right
with regards to                                                                           right to demarcate by a fence, or by precious minerals. pillars of posts, any one or more portions of the area included in his mineral right not exceeding in each case a prescribed size, but not including any dwelling without the occupier’s consent, and to keep such portion or portions so demarcated while mining operations for the precious minerals are in progress on it;

(b)
empowering the holder of the mineral right who has complied with the provisions of any regulations made under paragraph (a) to prohibit and prevent any persons, other than those absolutely or conditionally exempted, from entering such demarcated portions;

(c)
prohibiting any persons, other than those absolutely or conditionally exempted, from entering any town, village or camp which is situated within the area of a mining right and the whole or the greater part having been built or set up by the holder of the mineral right;

(d)	conferring on such persons as may be specified in it the power of searching persons, buildings and articles within such demarcated portions and such towns, villages and camps.

(2)           Regulations made under this section may apply to any particular mineral right or to any particular town, village or camp.

PART XXI                                -           REPEAL AND SAVINGS

Repeal and                                           178.           (1)           The following enactments are repealed-
savings.
(a)	the Mines and Minerals Act, 1994; and

(b)	the Commission for the Management of Strategic Resources, National Reconstruction and Development Act, 1999.

(2)           Notwithstanding the repeal of the enactments referred to in subsection (1), any regulations made under the repealed enactments shall in so far as they are consistent with this Act continue in force as if they were regulations made under sections 176 and 177 until such time as they are revoked by the Minister.

(3)           Subject to subsections (4) and (5), notwithstanding the repeal of the enactments referred to in subsection (1), any mineral right or mineral permit granted under any of the those enactments and subsisting immediately before the commencement of this Act shall continue in force until expiration by passage of time.

(4)           A holder of a mineral right granted prior to this Act may apply, subject to this Act, for a mineral right covering the area subject to its existing right on a priority basis.

(5)           No mineral right granted prior to this Act shall be extended or renewed but where the prior granted mineral right provided a right to apply for a renewal or extension of the right, the holder of that mineral right may apply, subject to this Act, for a similar type of licence as provided for under this Act on a priority basis.

(6)           Any act done, executed or issued under the repealed Act and in force and operative before the commencement of this Act shall, so far as it could have been done, executed or issued under this Act have effect as if done, executed or issued under this Act.

(7)           Any fund kept under the repealed Act shall be deemed to be part of a fund kept under the corresponding provision of this Act.

          Alhaji Alpha S.B. Kanu
         Minister of Mineral Resources and Political Affairs
FREETOWN
    SIERRA LEONE
      OCTOBER, 2009